EXHIBIT 10.1

                                  STANDARD FORM

                                    SUBLEASE

         This Sublease is made as of the 27 day of May, 1998, by and between American International Recovery, Inc., a Delaware corporation (herein referred to as "Sublandlord") and AlphaNet Solutions, Inc., a New Jersey corporation (hereinafter collectively referred to as "Subtenant") with regard to the following facts.

                                    RECITALS

         A. Sublandlord is the Tenant under that certain Office Lease dated as of March 14, 1988 (the "Office Lease"), with Sutman Associates, a New Jersey partnership (the "Landlord"), as amended by that certain Letter Agreement dated July 12, 1988 (the "Letter Agreement") the First Amendment to Lease dated March 29, 1989 (the "First Amendment") and the Second Amendment to Lease dated June 30, 1995 (the "Second Amendment") between Landlord and Sublandlord (the Office Lease, Letter Agreement, First Amendment and Second Amendment is referred to herein collectively as the "Master Lease") (a copy of which Master Lease is attached hereto as Exhibit A and by this reference made a part hereof) concerning approximately 16,038 rentable square feet of office space (the "Premises") located on the first floor of the building (the "Building") located at 7 Ridgedale Avenue, New Jersey.

         B. Subtenant desires to sublease from Sublandlord the Premises consisting of approximately 16,038 rentable square feet of space (which shall be hereafter referred to as the "Subleased Premises") more particularly set forth on Exhibit B, attached hereto, and Sublandlord has agreed to sublease the Subleased Premises to Subtenant upon the terms, covenants and conditions herein set forth.


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                                    AGREEMENT

         In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. SUBLEASE Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Subleased Premises.

         2. TERM The term of this Sublease (the "Term") shall commence no later than July 1, 1998 or such earlier date as the parties may agree upon, and shall end, unless sooner terminated as provided in the Master Lease on September 29, 2000.

         3. SUBTENANT'S SHARE Subtenants proportionate share is (25.87%) (16,038 /divided by/ 62,000).


         4. SERVICES

                  4.1 ELECTRIC Subtenant shall pay its proportionate share of Tenant's electric charges as additional rent on a monthly basis. Subtenant will pay directly to Landlord any additional expenses incurred for uses of services outside the normal Building Standard Operation Hours.

                  4.2 ADDITIONAL SERVICES Subtenant shall pay directly to the Landlord any additional expenses incurred for use of additional Landlord services.

         5. RENT Subtenant shall pay base rent during the Term of this Sublease in the amount of Fifteen and 00/100 Dollars ($15.00) per rentable square foot of the Subleased Premises or Two Hundred Forty Thousand Five Hundred Seventy and 00/100 Dollars ($240,570.00), payable monthly in advance on the first day of a month in equally monthly installments of Twenty Thousand Forty-seven and 50/100 Dollars ($20,047.50). In the event that the term of this Sublease shall begin or end on a date which is not the first day of a month, base rent shall be prorated as of such date Concurrent with Subtenant's execution of this Sublease, Subtenant shall deliver to Sublandlord the first month's base rent in the amount of Twenty Thousand Forty-seven and 50/100 Dollars ($20,047.50). In addition, Subtenant shall be responsible for all telephone charges incurred in connection with the Subleased Premises during the Term of the Sublease and shall arrange with the supplier of the same to have charges directly billed to Subtenant.

         Concurrently with the signing of the Sublease, Subtenant shall pay the sum of $20,047.50 determined under Section 6 below to the Sublandlord, which shall be held as a security deposit. The security deposit shall be refunded in full to Subtenant within thirty (30) days of the termination of the Sublease, subject to the terms specified in Paragraph 6 below.

         6. SECURITY DEPOSIT Concurrent with the execution of this Sublease, as stated in Section 5 of this Agreement, Subtenant shall deposit with Sublandlord a sum equal to Twenty Thousand Forty-seven and 50/100 Dollars ($20,047.50) as security for the Subtenant's faithful performance of all of the terms and

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conditions of this Sublease including the obligation to pay rent. For so long as the Security Deposit has not been repaid by Sublandlord, it shall constitute an account payable by Sublandlord to Subtenant within thirty (30) days after the termination of this Sublease to the extent, if any, that the Security Deposit has not been applied by Sublandlord as hereinafter provided. If Subtenant shall default beyond any applicable notice and cure periods as defined herein with respect to any term and condition hereunder, then the Security Deposit or any part hereof may be applied by Sublandlord (but Sublandlord shall not be obligated to do so) to the actual damages sustained by Sublandlord by reason thereof. No such application shall be construed as an agreement to limit the amount of Sublandlord's claim or, as a waiver of any damage or release of any indebtedness, and Sublandlord's claim not recovered in full from the Security Deposit. If Sublandlord has so applied all or any part of the Security Deposit, Sublandlord shall have the right (but not the obligation) at any time thereafter to demand that Subtenant pay to Sublandlord a sum equal to the amounts so applied so that Sublandlord will always be in possession of a sum equal to the amount of the Security Deposit. Subtenant shall make each such remittance within thirty (30) days following such demand by Sublandlord. Said remittance shall thereupon constitute a part of the Security Deposit subject to the terms and provisions hereof. The failure of Subtenant to make any such requested remittance within such thirty (30) day period, and after applicable notice and cure period, may be treated by Sublandlord as a failure by Subtenant to make timely payment of rent and as an event of default.

         7. USE Subtenant covenants and agrees to use the Premises in accordance with the provision of the Master Lease and for no other purpose and otherwise in accordance with the terms and conditions of the Master Lease and this Sublease.

         8. MASTER LEASE As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Master Lease shall be deemed to refer to Sublandlord and Subtenant hereunder, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of the Landlord under, the Master Lease. Except as otherwise expressly provided in Section 8 hereof, the covenants, agreements, terms, provisions and conditions of the Master Lease insofar as they relate to the Subleased Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights and obligations of the Landlord and the Tenant under the Master Lease shall be deemed the rights and obligations of Sublandlord and Subtenant respectively hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively. As between the parties hereto only, in the event of a conflict between the term of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control.

         9. OPERATING EXPENSES / REAL ESTATE TAXES Pursuant to Article 7 of the Master Lease, Subtenant shall pay to Sublandlord operating expenses and real estate taxes as additional rent on a monthly basis.

         10. LANDLORD'S PERFORMANCE UNDER MASTER LEASE

                  10.1 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by the Landlord of its corresponding obligations under the Master Lease and Sublandlord shall not be liable to

Subtenant for any default of the Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless such failure or refusal is a result of Sublandlord's act or failure to act. This Sublease shall remain in full force and effect notwithstanding the Landlord's failure or refusal to comply with any such provision of the Master Lease and Subtenant shall pay the base rent and additional rent and all other charges provided for herein without any abatement, deduction or setoff whatsoever. Notwithstanding the foregoing, if Landlord defaults in any of its obligations under the Master Lease, Subtenant shall be entitled to participate with Sublandlord in any action undertaken by Sublandlord in the enforcement of Sublandlord's rights against Landlord. If Sublandlord elects not to take action, whether legal action or otherwise, for the enforcement of Sublandlord's rights against Landlord, Subtenant shall have the right to take such action in its own name and, for that purpose and only to such extent, all the rights of Sublandlord under the Lease with respect to the Subleased Premises shall be and are hereby conferred upon and assigned to Subtenant, and Subtenant shall be subrogated to such rights to the extent they apply to the Subleased Premises. Subtenant shall protect, defend, indemnify and hold Sublandlord harmless from all claims, costs and liabilities, including attorney' fees and costs, arising out of or in connection with any such action by Subtenant. Subtenant covenants and warrants that it fully understands and agrees to be subject to and abide by all of the covenants, agreements, terms, provisions and conditions of the Master Lease, except as modified herein. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the Tenant thereunder.

                  10.2 Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Master Lease, Sublandlord agrees to use its good faith efforts to obtain, at Subtenant's sole cost and expense, such consent and/or performance on behalf of Subtenant.

         10.3 Sublandlord represents and warrants to Subtenant that the Master Lease is in full force and effect.


         11. VARIATIONS FROM MASTER LEASE The following covenants, agreements, terms, provisions and conditions of the Master Lease are hereby modified or not incorporated herein:

                  11.1 Notwithstanding anything to the contrary set forth in the Master Lease, the base rent payable under this Sublease and the Term of this Sublease shall be as set forth in Sections 2 and 5, above.

                  11.2 The parties hereto represent and warrant to each other that neither party dealt with any broker or finder in connection with the consummation of this Sublease other than The Krupat Group, Ltd., (the "Broker"), and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder's fees, other than to the Broker, arising out of either of their acts in connection with this Sublease. The provisions of this Section 11.2 shall survive the expiration or earlier termination of this Sublease.

                  11.3 Notwithstanding anything contained in the Master Lease to the contrary, as between Sublandlord and Subtenant only, all insurance proceeds or condemnation awards received by Sublandlord under the Master Lease shall be deemed to be the property of Sublandlord.

                  11.4 Any notice which may or shall be given by either party hereunder shall be either delivered personally, sent by certified mail, return receipt requested, or by overnight express delivery, addressed to the party for whom it is intended at the Subleased Premises (if to the Subtenant), with a copy to General Counsel at 7 Ridgedale Avenue, Cedar Knolls, NJ 07927 and American International Realty Corp., 10th Floor, 72 Wall Street, New York, New York 10005, ATTENTION: Legal Department and American International Realty Corp., 16th Floor, 72 Wall Street, New York, New York 10005, ATTENTION:

Director of Leasing (if to the Sublandlord), or to such other address as may have been designated in a notice give in accordance with the provisions of this
Section 11.4.

                  11.5 All amounts payable hereunder by Subtenant shall be payable directly to Sublandlord, as follows:

                 Checks payable to:        American International Recovery, Inc.

                 Checks mailed to:         Ms. Cheryl Reeman
                                           American International Realty, Corp.
                                           72 Wall Street - 16th Floor
                                           New York, NY 10005

                  11.6 The provision of Articles Fifth, Eighth, Ninth, Tenth and Eleventh of Second Amendment and the provision of Articles Second, Third, Sixth and Seventh of First Amendment and article 12 and 39.0 of the Master Lease shall not apply to this Sublease.

                  11.7 Sublandlord shall deliver and Subtenant shall accept the Subleased Premises in their presently existing, "as is" condition.

                  11.8 Subtenant shall have the right, at Subtenant's sole cost and expense, subject to the prior written approval of Sublandlord and pursuant to the terms of Article 11 of the Master Lease, to alter and construct improvements in the Subleased Premises.

                  11.9 Subtenant shall remove any Subtenant improvements in the Subleased Premises and restore the Subleased Premises to the same condition existing on the date of Sublandlord's delivery of the Subleased Premises to Subtenant upon the expiration of the Term hereof.

                  11.10 Sublandlord agrees that Subtenant shall have the right to use the Building parking facilities pursuant to the terms of the Lease, and is entitle to sixty (60) unreserved spaces.

         12. SIGNAGE Subtenant shall coordinate directly with the Landlord for additional directory signage at Subtenant's sole cost.

         13. SECURITY SYSTEM Sublandlord will disconnect the services and remove the system, prior to Subtenant's occupancy, at no charge to Subtenant. Sublandlord shall be responsible for and shall promptly repair any damage caused by such removal.

         14. INDEMNITY Subtenant hereby agrees to protect, defend, indemnify and hold Sublandlord harmless from and against any and all liabilities, claims expenses, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by (a) the Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (b) any person by reason of Subtenant's use and/or occupancy of the Subleased Premises or negligent or intentional acts in or about the Building. The provisions of this Section 12 shall survive the expiration or earlier termination of the Master Lease and/or this Sublease.

         15. CERTIFICATES Subtenant shall at any time and from time to time as requested by Sublandlord upon not less than ten (10) days prior written notice, execute, acknowledge and deliver to Sublandlord a statement in writing certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications, if any) certifying the dates to which rent and any other charges have been paid and stating whether or not, to the knowledge of the person signing the certificate, that Sublandlord is not in default beyond any applicable grace period provided herein in performance of any of its obligations under this Sublease, and if so, specifying each such fault of which Subtenant may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Sublandlord may be dealing.

         16. ASSIGNMENT OR SUBLETTING Subject further to all of the rights of the Landlord under the Master Lease and the restrictions contained in the Master Lease, Subtenant shall not be entitled to assign this Sublease or to sublet all or any portion of the Subleased Premises without the prior written consent of Sublandlord, which consent may be withheld by Sublandlord in its sole discretion.

         17. SEVERABILITY If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

         18. ENTIRE AGREEMENT; WAIVER This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

         19. CAPTIONS AND DEFINITIONS Captions to the Sections in this Sublease are included for convenience only are not intended and shall not be deemed to modify or explain any of the terms of this Sublease.

         20. FURTHER ASSURANCES The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

         21. GOVERNING LAW This Sublease shall be governed by and in all respects construed in accordance with the internal laws of the State of New Jersey.

         22. CONSENT OF LANDLORD The validity of this Sublease shall be subject to the Landlord's prior written consent hereto pursuant to the terms of the Master Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

                                       "Sublandlord":

                                       American International Recovery, Inc.

                                       a DelawareCorporation

                                       By: /s/ THOMAS A. SPANO
                                          --------------------------------------
                                               Thomas A. Spano
                                          Its: President

                                       "Subtenant":
                                       AlphaNet Solutions, Inc.
                                       a New Jersey Corporation

                                       By: /s/ STAN GANG
                                          --------------------------------------
                                          Stan Gang, President

Landlord hereby consents to the terms and provisions of the foregoing Sublease.

                                       Sutman Associates
                                       a New Jersey Partnership

                                       By:
                                          --------------------------------------
                                          Its:

         AGREEMENT OF LEASE made the 14th day of March, 1988 between SUTMAN ASSOCIATES, a New Jersey Limited Partnership, having an office and principal place of business at 1373 Broad Street, Clifton, New Jersey, hereinafter referred to as "Landlord"; and AMERICAN INTERNATIONAL RECOVERY, INC., a Delaware corporation, having an office and principal place of business at 70 Pine Street, New York, New York, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant agree as follows:

                                   DEFINITIONS

         For all purposes of this Lease and all agreements supplemental thereto or modifying this Lease, the following terms shall have the meaning specified:

         "Basic Rent" shall mean One Hundred Fifty-Four Thousand Seven Hundred Fifty-Two ($154,752.00) Dollars, per annum, payable in equal monthly installments on the first day of each month during the Term, in advance, in the amount of Twelve Thousand Eight Hundred Ninety-Six ($12,896.00) Dollars paid at the office of Landlord, or such other place as Landlord may designate, without any set-off or deduction whatsoever, except that Tenant shall pay the first monthly installment simultaneously with the execution hereof, receipt of which Landlord hereby acknowledges.

         "Broker" shall mean Garner-Simson.

         "Building" shall mean the building known as Sutton Crossroads, located at 7 Ridgedale Avenue, Cedar Knolls, New Jersey.

         "Commencement Date" shall mean: (i) the date Landlord specifies to Tenant that the Premises will be substantially completed in accordance with the provisions of Exhibit B and (ii) the date on which Tenant shall take possession and occupy the Premises, but in no event later than August 15, 1988. As used herein, "substantially completed" shall mean that the Premises are fully completed as to Landlord's building standard items of materials, work and installations, except for minor items, the incompletion of which will not unreasonably interfere with Tenant's normal business operations.

         As of the date hereof, the Estimated Commencement Date is: July 15, 1988.

         In the event the Commencement Date shall fall on a day other than the first day of a month, then, in such event, the Basic Rent and Additional Rent payable hereunder shall be apportioned for the number of days remaining in that month until the last day thereof.


         "Rentable Area of the Building" shall mean 62,000 square feet.

         "Security Deposit" shall mean None.

         "Tenant's Proportionate Share" is 15.65%, which represents the ratio of the Rentable Area of the Premises to the Rentable Area of the Building.

         "Term" shall mean a period of eighty-four (84) months commencing on the Commencement Date and terminating on the Termination Date.

         "Termination Date" shall mean eighty-four (84) months from the Commencement Date, or as determined by Article 13 (termination on Sunday or Building Holidays) or such prior date as of which Landlord shall terminate this Lease in accordance with its right to do so pursuant to Article 19 hereof, unless extended pursuant to Tenant exercising its option(s) to renew the Term of this Lease.

         This Lease consists of this Lease Agreement, Exhibits A and B, Rules and Regulations, Building Maintenance Specifications and Rider 1.

         "Additional Rent" shall mean all sums payable by Tenant to Landlord pursuant to the various articles herein in which said term is used.

         "Building Holiday" shall mean President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and the day after, Christmas Day and New Year's Day as each of said holidays are celebrated in the state in which the Real Property is located.

         "Excuseable Delay" shall mean a delay caused by strike, lockout, act of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or any other cause similar or dissimilar, beyond the reasonable control of either Landlord or Tenant, or due to the passing of time while waiting for an adjustment of insurance proceeds.

         "Governmental Authority" shall mean the town, village, city, county, state or federal government, or any agency or quasi-governmental agency, or any fire insurance rating organization having jurisdiction over the Real Property.

         "Parking Spaces" shall mean the parking spaces, if any, dedicated for Tenant's use, located on the Real Property.

         "Premises" shall mean the second floor area cross-hatched on the floor plan of the Building annexed hereto as Exhibit A and made a part hereof. Landlord reserves the right, with Tenant's consent, which shall not be unreasonably withheld, upon sixty (60) days' written notice to Tenant, but which, in no event can be delivered after ninety (90) days of occupancy by Tenant, to substitute other space within the Building provided such substitute space: (i) contains at least the same square footage as the Premises; (ii) contains similar office and other tenant finish improvements. Landlord shall pay all reasonable moving expenses of Tenant incidental to such substitution of space.

         "Real Property" shall mean the land upon which the Building is located and the Building, collectively.

         "Rentable Area of the Premises" shall mean the sum of (i) the total number of square feet contained in the area shown on Exhibit A computed by measuring from the outside finish of the exterior of the Building wall(s) to the corridor side of the corridor walls or permanent partitions in the Premises, and to the center of partitions that separate the Premises from adjoining areas in the Building; and (ii) Tenant's Proportionate Share of the area of the Building used for public corridors, lobbies, public toilets, air conditioning rooms, penthouses, fan rooms, janitor's closets, electrical closets, telephone closets, stairways, elevator shafts, flues, stacks, pipe shafts and vertical ducts with their enclosing walls. In computing Rentable Area of the Premises and Rentable Area of the Building, no deduction was made for columns and projections necessary for the structural integrity of the Building, and the measurements provided to Landlord by Landlord's architect shall be conclusive and binding upon the parties hereto.

                                 ARTICLE 1: RENT

         1.1 Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term.

         1.2 Tenant hereby covenants and agrees to pay, when due and without deduction or set-off, the Basic Rent and all Additional Rent as herein provided.

         1.3 Any installment or installments of Basic Rent or Additional Rent accruing hereunder, and all other sums payable by Tenant hereunder which are not paid when due, shall bear interest until the same shall be paid at two (2%) percent above prime as defined by Chase Manhattan Bank.

                                 ARTICLE 2. USE

         2.1 The Premises are to be used only for executive, general and administrative offices and for no other purpose.

         2.2 If any governmental license or permit, other than a certificate of occupancy, shall be required for the proper and lawful conduct of Tenant's business in the premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant shall, at all times, comply with the terms and conditions of each such license or permit.

                     ARTICLE 3. CHANGE OF COMMENCEMENT DATE

         3.1 If, for any reason, the Premises are not ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect, and Tenant shall have no right to rescind, cancel or terminate same, nor shall Landlord be liable for damages, if any, sustained by Tenant by reason of inability to obtain possession thereof on such date. In such event, Landlord will give Tenant written notice at least thirty (30) days in advance of the date when Landlord expects the Premises to be ready for occupancy by Tenant, which date shall be the Commencement Date. Should the Premises not be ready for occupancy by September 15, 1988, then in that event Tenant shall have the option to cancel this Lease Agreement by giving Landlord thirty days advanced written notice of said cancellation.

         3.2 If Tenant shall use or occupy all or any part of the Premises for the conduct of business prior to the Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this Lease, including the covenant to pay Basic Rent and Additional Rent for the period from the commencement of said use or occupancy to and including the date immediately preceding the Commencement Date, without, however, affecting the Termination Date. The provisions of the foregoing sentence shall not be deemed to give to Tenant any right to use or occupy all or any part of the Demised Premises prior to the Commencement Date without the written consent of Landlord.

                              ARTICLE 4. ACCEPTANCE

         4.1 When Tenant takes possession of the Premises, Tenant shall be deemed to have accepted the Premises as being satisfactory and in good condition as of the date of such possession, unless Tenant gives notice to Landlord to the contrary within thirty (30) days thereafter.

           ARTICLE 5. COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS

         5.1 Tenant shall not do, or permit anything to be done in or to the Premises, or bring or keep anything therein which will, in any way, increase the cost of fire or public liability insurance on the Real Property, or invalidate or conflict with the fire insurance or public liability insurance policies covering the Real Property, or any Building fixtures or any personal property kept therein, or obstruct or interfere with the rights of Landlord or of other tenants, or in any other way injure Landlord or other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with the present or future laws, rules or regulations of any Governmental Authority. Tenant hereby indemnifies and will hold Landlord harmless of and from all liability for injury to persons or damage occurring on the Premises or in the Building whether occasioned by any act or omission of Tenant, or Tenant's agents, servants, employees, invitees or licensees. Tenant agrees that any increase in fire insurance premiums on the Building or contents caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence, carelessness or willful action of Tenant, Tenant's agents, servants, employees, invitees or licensees, shall be reimbursed to Landlord within ten (10) days of demand therefor and any such amount shall be deemed Additional Rent under this Lease. Landlord shall have all the rights and remedies for the collection of same as are conferred upon Landlord for the collection of the Basic Rent provided to be paid pursuant to the terms hereof. In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or "make up" of rates for the Building or the Premises, as the case may be, issued by the Fire Insurance Rating Organization of New Jersey or other similar body making rates for fire insurance and extended coverage for the Building and/or Premises, shall be presumptive evidence of the facts therein stated and of the several items and changes in the fire insurance rates with extended coverage then applicable to the Building and/or the Premises.

         5.2 Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of a Governmental Authority, and at its expense shall comply with all laws and requirements of a Governmental Authorities which shall, with respect to the Premises or the use and occupation thereof, or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant, arising from (i) Tenant's use of the Premises, (ii) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, (iii) any cause or condition created by or at the instance of Tenant, other than by Landlord's performance of any work for or on behalf of Tenant, or (iv) a breach of any of Tenant's obligations hereunder. Furthermore, Tenant need not comply with any such law or requirement of a Governmental Authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Premises, in accordance with paragraph 5.3.

         5.3 Tenant may, at its expense (and if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, of any law or requirement of a Governmental Authority, and Landlord shall cooperate with Tenant in such proceedings, provided that (a) Tenant shall defend, indemnify and hold Landlord harmless from and against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including reasonable attorney's fees and other expenses reasonably incurred by Landlord; (b) such non-compliance or contest shall not constitute or result in any violation of any superior lease or superior mortgage, or if such superior lease and/or superior mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (c) Tenant shall keep Landlord advised as to the status of such proceedings.

                       ARTICLE 6. PERSONAL PROPERTY TAXES

         6.1 Tenant agrees to pay all taxes imposed on the personal property of Tenant, the conduct of its business and its use and occupancy of the Premises.

                           ARTICLE 7. ADDITIONAL RENT

         7.1 Tenant hereby covenants and agrees to pay as Additional Rent the amounts as set forth below:

         7.2 Real Estate Taxes. (a) For the purposes of paragraph 7.2: "Real Estate Taxes" shall mean the total annual real estate taxes, special and extraordinary assessments and governmental levies against the Real Property of which the Premises are a part. "Base Tax Rate" shall mean the assessed valuation of the Real Property, as finally determined following completion of construction and issuance of a final certificate of occupancy therefor tor such equivalent certification if a certificate of occupancy is not used), multiplied by the tax rate for the Tax Year 1988 ("Base Year"). "Tax Year" shall mean the fiscal year for which taxes are levied by the Governmental Authority. "Operational Year" shall mean each calendar year during the Term after the Base Year. "Tenant's Proportionate Share of Increase" shall mean Tenant's Proportionate Share multiplied by the increase in Taxes for the Operational Year over the Base Tax Rate. "Tenant's Projected Share of Increase" shall mean Tenant's Proportionate Share of Increase for the prior Operational Year divided by twelve (12) and payable monthly by Tenant to Landlord as Additional Rent. (b) After the expiration of the Base Year and any Operational Year, Landlord shall furnish Tenant a written statement of the Taxes incurred for such Base Year or Operational Year, including any partial year. Within thirty (30) days after receipt of such statement for any Operational Year setting forth Tenant's Proportionate Share of Increase, Tenant shall pay same to Landlord as Additional Rent, subject to the provisions of paragraph 7.2(c) hereof. (c) Commencing with the first Operational Year after Landlord shall be entitled to receive Tenant's Proportionate Share of Increase, Tenant shall pay to Landlord as Additional Rent for the then Operational Year, Tenant's Projected Share of Increase. If the statement furnished by Landlord to Tenant pursuant to Paragraph 7.2(b) at the end of the then Operational Year shall indicate that Tenant's Projected Share of Increase exceeded Tenant's Proportionate Share of Increase, Landlord shall credit the amount of such excess against Additional Rent next due Landlord pursuant to the provisions of this Lease. If such statement furnished by Landlord to Tenant hereunder shall indicate that the Tenant's Proportionate Share of Increase exceeded Tenant's Projected Share of Increase for the then Operational Year, Tenant shall forthwith pay the amount of such excess to Landlord. (d) Landlord may take the benefit of the provisions of any statute or ordinance permitting any Taxes to be paid over a period of time. (e) lf Landlord shall receive any tax refund with respect to any Tax Year following the Base Year, Landlord shall deduct from such tax refund any expenses incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, Landlord shall credit to Tenant, against Additional Rent next due Landlord pursuant to the provisions of this Lease, Tenant's share of such refund utilizing the percentage set forth in the definition of Tenant's Proportionate Share of Increase. Any expense incurred by Landlord in contesting the validity or the amount of assessed valuation of the Real Property or of any Taxes for any Operational Year, to the extent not offset by a tax refund, shall be included as an item of Taxes for the Operational Year in which such contest shall be finally determined for the purpose of computing the Additional Rent due Landlord or any credit due Tenant hereunder. (f) If the Tax Year for Taxes shall be changed, then an appropriate adjustment shall be made in the computation of the Additional Rent due to Landlord or any credit due to Tenant, in accordance with sound accounting principles to effectuate the change over to any new Tax Year adopted by any taxing authority. (g) If because of any change in the method of taxation of real estate any other tax or assessment is imposed upon Landlord or the owner of the land and/or the Building or upon or with respect to the land and/or the Building or the rents or income therefrom in substitution for or in lieu of any tax or assessment which would otherwise be Taxes, such other tax or assessment shall be deemed Taxes for the purposes herein. (h) If the last year of the Term ends on any day other than the last day of a Tax Year, any payment due to Landlord or credit due to Tenant by reason of any increase in Taxes shall be prorated and Tenant covenants to pay any amount due to Landlord within ten (10) days after being billed therefor and Landlord covenants to credit any amount due to Tenant, within ten (l0) days after furnishing its statement pursuant to Article 7.2(b), as the case may be.

         7.3 Landlord's Operating Expenses. (a) "Operating Expenses" shall mean any or all expenses incurred by Landlord in connection with the operation of the Real Property, including all expenses incurred as a result of Landlord's compliance with any of its obligations hereunder, other than the work to be performed by Landlord in accordance with Exhibit "C", and such expenses shall include but not be limited to: (i) salaries, wages, medical, surgical and general welfare benefits (including group life insurance) and pension payments of employees of Landlord engaged in the operation and maintenance of the Building; (ii) payroll taxes, worker's compensation, uniforms and dry cleaning of uniforms for the employees referred to in subdivision (i); (iii) the cost of all charges for oil, gas, electricity (including, but not limited to, fuel cost adjustments), steam, heat, ventilation, air conditioning and water (including sewer rental and assessments) furnished to the building (including common areas thereof) including any taxes on any such utilities, but excluding therefrom the cost, including taxes thereon, of electric energy furnished directly other tenants of the building or of electrical energy furnished directly to the premises for purposes other than for heating and air-conditioning (which costs shall be borne by Tenant pursuant to the provisions of Article 15 hereof); (iv) the cost of all charges for rent-loss, casualty, war risk insurance (if obtainable from the United States government) and of liability insurance for the building; (v) the cost of all building and cleaning supplies for the common areas of the building and charges for telephone for the Building; (vi) the cost of all charges for management, window cleaning and service contracts with independent contractors for the common areas of the Building; and (vii) legal and accounting expenses and any other expense or cost, which, in accordance with generally accepted accounting principles and the standard management practices for office buildings comparable to the Building, would be considered as an expense of operating, maintaining or repairing the Real Property. If Landlord shall purchase any item of capital equipment or make any capital expenditure which has the effect of reducing the expenses which would otherwise be included in Operating Expenses, then the costs of such capital equipment or capital expenditure are to be included in Operating Expenses for the Operational Year in which the costs are incurred and subsequent Operational Years on a straight-line basis, to the extent that such items are amortized over such period of time as Landlord reasonably estimates such savings or reductions in Operating Expenses are expected to equal Landlord's costs for such capital equipment or capital expenditure, with an interest factor equal to the interest rate at the time of Landlord's having made said expenditure. If Landlord shall lease any items of capital equipment designed to result in savings or reductions in expenses which would otherwise be included in Operating Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in operating Expenses for the Operational Year in which they were incurred. If during all or part of any Operational Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to portions of the Building due to the fact that
(i) such portions are not occupied or leased, (ii) such items of work or service is not required or desired by the Tenant of such portion, (iii) such Tenant is itself obtaining and providing such item of work or service, or (iv) for other reasons, then, for the purposes of computing Operating Expenses, the amount for such item and for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or services to such portion of the Building or such tenant. "Operational Year" shall mean each calendar year after the Base Year as hereinafter defined. "Base Year" shall mean calendar year 1988. "Tenant's Proportionate Share of Increase" shall mean Tenant's Proportionate Share multiplied by the increase in Operating Expenses for the Operational Year over Operating Expenses in the Base Year. "Tenant's Project Share of Increase" shall mean Tenant's Proportionate Share of Increase for the prior Operational Year plus any increases reasonably anticipated by Landlord in Operating Expenses for the upcoming Operational Year divided by twelve (12) and payable monthly by Tenant to Landlord as Additional Rent. (b) After the expiration of the Base Year and any Operational Year, Landlord shall furnish Tenant with a written detailed statement of the Operating Expenses incurred for such Base Year or Operational Year including any partial year. Within thirty (30) days after receipt of such statement for any Operational Year setting forth Tenant's Proportionate Share of Increase, Tenant shall pay same to Landlord as Additional Rent, subject to the provisions of paragraph 7.3(c) hereof. (c) Commencing with the first Operational Year after Landlord shall be entitled to receive Tenant's Proportionate Share of Increase, Tenant shall pay to Landlord as Additional Rent for the then Operational Year, Tenant's projected Share of Increase. If the statement furnished by Landlord to Tenant pursuant to paragraph 7.3(c) at the end of the then Operational Year shall indicate that Tenant's Projected Share of Increase exceeded Tenant's Proportionate Share of Increase, Landlord shall credit the amount of such excess against Additional Rent next due Landlord pursuant to the provisions of this Lease. If such statement furnished by Landlord to Tenant hereunder shall indicate that Tenant's Proportionate Share of Increase exceeded Tenant's Projected Share of Increase for the then Operational Year, Tenant shall forthwith pay the amount of such excess to Landlord. (d) Every notice given by Landlord pursuant to paragraph 7.3(b) shall be conclusive and binding upon Tenant unless (i) within twenty (20) days after the receipt of such notice Tenant shall notify Landlord that it disputes the correctness of the notice, specifying the particular aspects in which the notice is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, Landlord and Tenant shall submit the dispute to arbitration within ninety (90) days after receipt of the notice. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall within ten (10) days after receipt of such notice, pay Additional Rent in accordance with Landlord's notice and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of rents resulting from compliance with Landlord's statement. (e) Operating Expenses shall not include the following: (i) all expenses incurred in connection with capital improvements other than as permitted in 7.3(a), (ii) improvements performed by Landlord for other tenants, (iii) repairs and replacements occasioned by casualty or condemnation and paid by insurance proceeds, (iv) any cost that is reimbursed to Landlord by tenants, or its separately charged to and payable by tenants, (v) leasing commissions, advertising and other direct expenses of procuring tenants, including lease concessions, (vi) depreciation, (vii) interest on and amortization of debt, (viii) interest and penalties for late payment of taxes, and (ix) wages, salaries and benefits of employees over the rank of building superintendent except to the extent those employees are directly and substantially involved in the day to day management and operation of the Building.

         7.4 Any increase or decrease in Additional Rent under this Article 7 shall be prorated for the final year of the Term if such year covers a period of less than twelve (12) months. In no event shall any adjustment in Tenant's obligation to pay Additional Rent under this Article 7 result in a decrease in the Basic Rent payable hereunder. Tenant's obligation to pay Additional Rent and Landlord's obligation to credit or pay to Tenant any amount referred to in this
Article 7, for the final year of the Term shall survive the Termination Date.

         7.5 If, with respect to Operating Expense Escalation, as set forth in
Article 7.3, the Building is not 95% occupied during the Base Year, then the Operating Expenses incurred with respect to the Base Year shall be adjusted so as to reflect 95% occupancy throughout the Base Year.

                        ARTICLE 8. RULES AND REGULATIONS

         8.1 Tenant, on behalf of itself and its employees, agents, servants, invitees and licensees, agrees to comply with the Rules and Requlations with respect to the Real Property which are set forth at the end of this Lease and are expressly made a part hereof. Landlord shall have the right to make reasonable amendments thereto from time to time for the safety, care and cleanliness of the Real Property, the preservation of good order therein and the general convenience of all the tenants and Tenant agrees to comply with such amended Rules and Regulations, after five (5) days written notice thereof from Landlord. All such amendments shall apply to all tenants in the Building, and will not materially interfere with the use and enjoyment of the Premises or of the parking lot by Tenant.

         8.2 Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents or visitors. However, Landlord shall not enforce any of the Rules and Regula-tions in such manner as to discriminate against Tenant or anyone claiming under or through Tenant.

                      ARTICLE 9. LANDLORD'S RIGHT OF ENTRY

         9.1 Landlord and Landlord's agents and representatives shall have the right to enter into or upon the Premises, or any part thereof, at all reasonable hours for the following purposes: (1) examining the premises, provided there is no unreasonable interference with the conduct of Tenant's business; (2) making such repairs or alterations therein as may be necessary in Landlord's sole judgment for the safety and preservation of the Building; (3) erecting, maintaining, repairing or replacing wires, cables, conduits, vents or plumbing equipment running in, to or through the Premises; or (4) showing the Premises to prospective new tenants during the last year of the Term. However, Landlord shall give Tenant five (5) days prior written notice before commencing any non-emergency repair or alteration.

         9.2 Landlord may enter upon the premises at any time in case of emergency without prior notice to Tenant.

         9.3 Landlord, in exercising any of its rights under this Article 9, shall not be deemed guilty of an eviction, partial eviction or disturbance of Tenant's use or possession of the Premises and shall not be liable to Tenant for same.

         9.4 All work performed by or on behalf of Landlord in or on the Premises pursuant to this Article 9 shall be performed with as little inconvenience to Tenant's business as possible, and in such manner as to not unreasonably interfere therewith.

                             ARTICLE 10. MAINTENANCE

         10.1 MAINTENANCE BY TENANT. Tenant shall take good care of the Premises throughout the Term and to preserve the same in the condition delivered to Tenant on the Commencement Date, normal wear and tear and damage by fire or other casualty not caused by tenant excepted and subject to Article 23. Tenant further agrees not to injure, overload, deface or commit waste on the premises. Tenant shall be responsible for all injury or damage of any kind or character to the Real Property, including the windows, floors, walls, ceilings, lights, electrical equipment and HVAC equipment, caused by Tenant or by anyone using or occupying the Premises by, through or under the Tenant. Landlord shall repair the same and Tenant shall pay the costs incurred therefor to Landlord as Additional Rent immediately upon demand.

         10.2 MAINTENANCE BY LANDLORD. Landlord shall be responsible for and shall maintain, repair and replace all plumbing (including hot and cold running water for drinking and sanitary purposes), heating, air conditioning, electrical and mechanical fixtures (exclusive of (a) starters, ballasts, fluorescent lamps and (b) electrical and mechanical fixtures installed by Tenant) which shall be standard for the Building, when required, and maintain and make repairs to the parking area and the exterior of the Building, except those repairs or replacements arising from the negligence of Tenant, its agents, servants, employees, licensees, or invitees, which shall be the sole responsibility of Tenant. All work and maintenance provided hereunder shall be deemed Operating Expenses and shall be treated as set forth in Article 7.3 hereof.

                ARTICLE 11. ALTERATIONS OR IMPROVEMENTS BY TENANT

         11.1 Tenant shall make no changes in or to the Premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, Tenant at

Tenant's sole expense, may hire contractors approved by Landlord to make alterations, installations, additions or improvements in or to the Premises (collectively "Alterations") which are non-structural and which do not affect utility services, plumbing or electrical lines in or to the Premises or the Building. Alterations which shall effect or alter (a) the outside appearance or the strength of the building or of any of its structural parts, (b) any part of the Building outside of the Premises, or (c) the mechanical, electrical, sanitary and other service systems of the Building, or increase the usage of such systems, shall be performed only by the Landlord, at a cost to be mutually agreed upon between Landlord and Tenant. Tenant shall cause the Alterations to be performed in compliance with all applicable requirements of insurance bodies and in good and workmanlike manner, using new materials and equipment at least equal in quality and class to the original installations in the Building. The Alterations shall be performed in such manner as not to unreasonably interfere with or delay and (unless Tenant shall indemnify Landlord therefor to the latter's reasonable satisfaction) as not to impose any additional expense upon Landlord in the construction, maintenance or operation of the Building. If any of Tenant's Alterations shall involve the removal of any fixtures, equipment or other property in the Premises which are not Tenant's Property (as hereinafter defined) such fixtures, equipment or other property shall be promptly replaced, at Tenant's expense, with new fixtures, equipment or other property (as the case may be) of like utility and at least equal value unless Landlord shall otherwise expressly consent in writing, and Tenant shall deliver such removed fixtures to Landlord. All Alterations and all Tenant Improvements shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Premises, unless Tenant by notice to Landlord no later than thirty (30) days prior to the Termination Date requests Landlord's consent to remove same. If Landlord so consents the same shall be removed from the Premises by Tenant prior to the Termination Date at Tenant's sole expense. Nothing in this Article 11 shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the Premises or upon removal of any other Alteration as may be permitted by Landlord, Tenant shall immediately and at its expense, repair and restore the Premises to the condition existing prior to such Alteration, taking care during such removal. Tenant shall repair any damage to the Premises or the Real Property incurred during such removal. All property permitted or required to be removed by Tenant at the end of the Term remaining on the Premises after the Termination Date shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense.

         11.2 Prior to the commencement of any Alteration, Tenant shall at its sole expense, obtain all required permits, approvals and certificates required by all Governmental Authorities and upon completion of the Alteration, certificates of final approval thereof. Tenant shal1 deliver to Landlord promptly upon its receipt duplicates of same. Tenant shall carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as required by law and in amounts no less than amounts set forth in Article 31 below. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, on request, at reasonable intervals thereafter during the continuance of the Alterations.

         11.3 Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with the Alterations which shall be issued by any Governmental Authority having or asserting jurisdiction. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all mechanic's and other liens filed in connection with Tenant's property, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien, security interest, conditional sale or chattel mortgage or any action or proceeding brought thereon.

         11.4 Tenant agrees that all work performed on behalf of Tenant shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the land and Building, nor interference with the business of Landlord or any tenant or occupant of the Building.

         11.5 Tenant shall pay to Landlord a supervision fee (which shall include the cost of review of the proposed Alterations) equal to ten (10%) per cent of the certified cost of completion of the Alterations. Prior to the commencement of the Alterations, Tenant shall pay to Landlord ten (10%) per cent of the estimated cost of completion ("Estimated Payment") as Additional Rent. Within fifteen (15) days after completion of the Alterations, Tenant shall furnish Landlord with a statement, certified by an officer or a principal of Tenant to be accurate and true of the total cost of completion of the Alterations ("Total Cost"). If such certified statement furnished by Tenant shall indicate that the Estimated Payment exceed ten (10%) per cent of the Total Cost, Landlord shall credit the amount of such excess against Additional Rent due Landlord pursuant to the provisions of this Lease. If such certified statement furnished by Tenant shall indicate that ten (10%) per cent of the Total Cost exceeded Tenant's Estimated Payment, Tenant shall, simultaneously with the delivery to Landlord of the certified statement, pay the amount of such excess to Landlord as Additional Rent.

                      ARTICLE 12. ASSIGNMENT AND SUBLETTING

         12.1 Tenant for itself, its heirs, distributees, successors and assigns, expressly covenants that it shall not by operation of law or otherwise assign, mortgage or encumber this Lease, or any part thereof, or permit the Premises to be sublet or otherwise used by others without the prior written consent of Landlord in each instance. Any attempt to do so by the Tenant shall be void. The consent by Landlord to any assignment, mortgage, encumbrance, subletting or use of the Premises by others, shall not constitute a waiver of Landlord's right to withhold its consent to any other assignment, mortgage, encumbrance or use of the Premises by others. Without the prior written consent of Landlord, this Lease and the interest of Tenant therein or any assignee or sublessee of Tenant therein, shall not pass by operation of law, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee or sublessee of Tenant.

         12.2 Landlord covenants and agrees that it will not unreasonably withhold its consent to Tenant's assigning or subletting all or a part of the Premises; provided, however, (i) that Tenant shall not be in default under any of the terms, covenants, conditions, provisions and agreements of this Lease at the time of any notice or request for consent under the terms of this Article 12 or at the effective date of such subletting or assignment; (ii) that no such subletting or assignment shall be made with a tenant who shall seek to use any portion of the Premises for occupancy as an employment agency, governmental department, labor union office, doctor's or dentist's office, dance or music studio, school or beauty salon; and (iii) Landlord shall not be deemed to have unreasonably withheld its consent to such assignment or sublet if "Landlord's Consent Requirements" (as set forth in Article 40) are not satisfied.

         12.3 If Tenant is a corporation, Tenant shall have the privilege, without the consent of Landlord, to assign its interest in this Lease to any corporation which is a successor to Tenant either by merger or consolidation or if said assignee is a wholly owned subsidiary of Tenant. However, no such assignment shall be valid unless, within ten (lO) days after the execution thereof, Tenant shall deliver to Landlord (i) a duplicate original instrument of assignment, in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

         12.4 (a) If Tenant requests Landlord's consent to an assignment of this Lease or a subletting of all or any part of the Premises, Tenant shall submit to
Landlord: (1) the name of the proposed assignee or subtenant; (2) the terms of the proposed assignment or subletting; (3) the nature of the proposed tenant's business; and (4) such information as to its financial responsibility and general reputation as Landlord may reasonably require. (b) Upon the receipt from Tenant of a request to assign or sublet in conformance with the requirements of this Article 12 and the information set forth above, Landlord shall have the option to be exercised in writing within thirty (30) days after such receipt, to either (1) cancel and terminate this Lease, if the request is to assign this Lease or to sublet all of the Premises or, if the request is to sublet a portion of the Premises for the remainder of the Term, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such option; or (2) to grant said request. (c) In the event Landlord shall terminate this Lease with respect to all or a portion of the Premises, Tenant shall surrender possession of the premises, or the portion of the Premises which is the subject of the request, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises. If the Lease shall be cancelled as to a portion of the Premises only, the Basic Rent and Additional Rent payable by tenant hereunder shall be reduced proportionately according to the ratio that the number of rentable square feet in the portion of space surrendered bears to the square feet in the Rentable Area of the Premises. (d) In the event that Landlord shall consent to a sublease or assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. An executed copy of each sublease or assignment and assumption of performance by the sublessee or assignee, on Landlord's standard form, shall be delivered to Landlord within five (5) days prior to the commencement of occupancy set forth in such assignment or sublease. No such assignment or sublease shall be binding on Landlord until Landlord has received such copies as required herein.

         12.5 No assignment or sublet, regardless of whether Landlord shall have consented thereto, shall release or relieve Tenant from its obligations to fully perform all of the terms, covenants and conditions of this Lease on its part to be performed.

                              ARTICLE 13. SURRENDER

         13.1 Upon the expiration of the Term or prior termination of this Lease, Tenant shall peaceably and quietly quit and surrender to Landlord the Premises, broom clean, in as good condition as they were on the Commencement Date ordinary wear and tear, repairs and replacements by Landlord, loss by fire, casualty and other causes beyond Tenant's control, and Alterations, additions and improvements permitted hereunder, excepted. Tenant's obligation to observe or perform this covenant shall survive the Termination Date or prior expiration of the Term. If the Termination Date falls on a Sunday or a Building Holiday, this Lease shall expire at 12 noon on the business day first preceding said date.

                            ARTICLE 14. HOLDING OVER

         14.1 If Tenant holds possession of the Premises beyond the Termination Date or prior expiration of the Term, Tenant shall become a tenant from month-to-month at 150% of the Basic Rent and Additional Rent payable hereunder and upon all other terms and conditions of this Lease, and shall continue to be such month-to-month tenant until such tenancy shall be terminated by Landlord and such termination shall be effective not later than ten (10) days following Landlord's notice of the termination to Tenant. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Premises beyond the Termination Date or prior expiration of the Term, and Landlord, upon said Termination Date or prior expiration of the Term shall be entitled, among other remedies, to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the speedy repossession of the Premises.

                         ARTICLE 15. LANDLORD'S SERVICES

         15.1 Landlord shall furnish to Tenant the services set forth in this Lease, the Rules and Regulations and the Building Maintenance Specifications annexed hereto as services which are covered by the Basic Rent, subject to the reimbursement of provisions of Article 7 hereof.

         15.2 (a) Air heating and air cooling shall be furnished only between the hours of 8:00 a.m. and 6:00 p.m., Mondays through Fridays, Saturdays 8:00 a.m. until 1:00 p.m., Sundays and Building Holidays excluded. Air cooling shall be provided only from April 1st through October 15th, and then only when weather conditions require. (b) If Tenant shall request the use of air cooling (during the periods when such is available), ventilating and/or heat at any times other than the hours in this Lease provided for such service, Landlord shall furnish such to Tenant provided (i) that Tenant pays to Landlord, as Additional Rent, a special overtime charge as set forth in paragraph 15.5 and (ii) that Tenant's request shall be received by Landlord by 1:00 p.m. of the day on which after-hours service is required (and by 3:00 p.m. of the day preceding any requested before-hours service).

         15.3 ELECTRICITY. (a) Throughout the Term, Landlord agrees to provide electricity to the Premises (not exceeding the present electrical capacity at the Premises), upon the following terms and conditions: (i) Tenant shall pay for such electricity as Additional Rent as provided by this Section 15.3; (ii) Landlord shall not be liable in any way to Tenant for any loss, damage or expense which tenant may sustain or incur as a result of any failure, defect or change in the quantity or character of electricity furnished to the Premises or if such quantity or character of electricity furnished to the Premises is no longer available or suitable for Tenant's requirements or due to any cessation, diminution or interruption of the supply thereof; (iii) Tenant agrees that an independent electrical engineering consultant selected by Landlord and reasonably accepted to Tenant shall make a survey of the electric power demand of the electric lighting fixtures and the electric equipment of Tenant used in the Premises to determine the average monthly electric consumption thereof. The findings of said consultant as to the average monthly electric consumption of Tenant shall be conclusive and binding on the parties hereto. After said consultant has submitted its report, Tenant shall pay to Landlord, within ten (10) days after demand therefor by Landlord, the amount determined by said consultant as owing from the Commencement Date and during the months in which said survey was being conducted and, thereafter, on the first day of every month, in advance, the amount set forth as the monthly consumption in said report. Landlord shall have the right at any time during the term of this Lease, at Tenant's expense, to cause the Premises to be re-surveyed. In the event that such re-survey shall indicate increased or decreased electrical consumption from that established by the prior survey, there shall be an appropriate adjustment in the amount paid by Tenant to Landlord for Tenant's electrical consumption in accordance with the results of the new survey, as well as an adjustment retroactive to the date of Tenant's increase or decrease in electrical consumption, as established by the prior survey, but in no event more than one (1) year retroactive adjustment. Said amounts shall be treated as Additional Rent due hereunder; (iv) in the event that there shall be an increase or decrease in the rate schedule of the public utility for the supply of electric energy to the Building or the imposition of any tax with respect to such electric energy or increase in such tax following the Commencement Date, the Additional Rent payable hereunder shall be equitably adjusted to reflect the resulting increase, decrease or tax; (v) Landlord shall, at Tenant's cost and expense, replace all light bulbs, fluorescent lamps, non-building standard lamps and bulbs, and all ballasts used by Tenant in the Premises. (b) Tenant covenants that its use of electricity in the Premises shall be limited to and for the operation of (1) the building standard lighting, and
(2) electric typewriters, calculators, copying machines and other small office machines. The use of large copying machines and computers is specifically excluded by this paragraph and shall require the electrical survey as set forth in paragraph 15.3(a). (c) Tenant shall make no alteration to the existing electrical equipment or connect any fixtures, appliances or equipment in addition to the equipment permitted in paragraph 15.3(b) above without the prior written consent of Landlord in each instance. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord shall require an increase in the Additional Rent by an amount which will reflect the cost of the additional equipment and service to be furnished by Landlord. If Landlord and Tenant agree to such increase the Additional Rent increase shall be determined by an independent electrical engineer, to be selected by Landlord and whose services shall be paid for by Tenant. (d) Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon not less than one hundred twenty (120) days written notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Landlord shall not be obliged to furnish electric energy to Tenant and the Additional Rent shall be reduced by a sum per annum equal to the amount certified by an independent electrical rate consultant as the cost of such electricity to Landlord. If Landlord so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric energy to the Building, Tenant may obtain such electric energy by means of the then-existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy from the public utility company shall be installed and maintained by Tenant at its sole expense. (e) Landlord shall not be liable in the event of any interruption in the supply of electricity, and Tenant agrees that such supply may be interrupted for inspection, repairs, replacement and in emergencies.

         15.4 The failure of Landlord to furnish any service hereunder shall not be construed as a constructive eviction of Tenant and shall not excuse Tenant from failing to perform any of its obligations hereunder and shall not give Tenant any claim against Landlord for damages for failure to furnish such service.

         15.5 Tenant's use of additional air cooling ventilation and/or heat pursuant to Article 15.2 shall be determined by the following calculation: (i) The Consumer Price Index of the United States Bureau of Labor Statistics for Urban Wage Earners and Clerical Workers for New York, Northeastern New Jersey (on the 1967 equals 100 standard) is hereafter called the "Index" and the level of such Index for the month in which the Commencement Date occurs, is hereafter called the "Base Level". (ii) The level of such Index for the month of the extra HVAC consumption is hereinafter called "Comparison Level". (iii) If the Comparison Level shall exceed the Base Level, the excess shall constitute the "Percentage of Increase". (iv) The sum of Twenty-Five Dollars ($25.00) shall be multiplied by the Percentage of Increase and the resulting amount shall be multiplied by the number of hours of HVAC consumption paid by Tenant to Landlord within thirty (30) days of receipt of an itemized bill for Tenant's additional usage pursuant to 15.2(b). The sum of Twenty-Five Dollars ($25.00) shall be modified, from time to time, as the rates, charges and/or fees charged by the public utility company serving the Building shall be modified or increased. (v) Upon default in payment of the additional rent set forth in 15.2(b), Landlord shall have the same rights and remedies for the collection thereof as and for unpaid rent. (vi) If the compilation and/or publication of such Index shall be transferred to any other governmental department or bureau or agency or shall be discontinued, or the method of calculation revised, the Landlord and Tenant shall, by agreement, fix an alternate method of computing further additional rent, but if they cannot agree, the matter shall be settled by arbitration before the American Arbitration Association, Morris County, New Jersey, in accordance with its rules and procedures then obtaining, provided that Tenant shall continue to pay the rent and any additional rent reserved under the Lease, pending the final determination by the arbitrators.

         15.6 If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory and drinking purposes, Landlord may install a water meter or estimate Tenant's usage based upon an independent survey and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Landlord the cost of any such meter and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meter and sewer charges thereon, as and when bills are rendered.

                           ARTICLE 16. QUIET ENJOYMENT

         16.1 Landlord covenants and agrees that, upon the performance by Tenant of all of the covenants, agreements and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold and enjoy the Premises, subject and subordinate to the rights set forth in Article 21, free from any interference whatsoever by, from or through the Landlord, provided, however, that no diminution or abatement of the Basic Rent, Additional Rent or other payment to Landlord shall be claimed by or allowed to Tenant for inconvenience or discomfort arising from the making of any repairs or improvements to the Premises or the Real Property, nor for any space taken to comply with any law, ordinance or order of any Governmental Authority, or the performance by Landlord of its other obligations under this Lease, except as provided for herein; provided, however, that no eviction of Tenant by reason of paramount title, the foreclosure of any mortgage now or hereafter affecting the Premises or by reason of any termination of any ground or underlying lease to which this lease is subject and subordinate, whether such termination is by operation of law, by agreement or otherwise, shall be construed as a breach of this covenant nor shall any action by reason thereof brought against Landlord, and provided further that this covenant shall bind and be enforceable against Landlord or any successor to Landlord's interest, subject to the terms hereof, only so long as Landlord or any successor to Landlord's interest, is in possession and is collecting rent from Tenant but not thereafter.

                            ARTICLE 17: AIR AND LIGHT

         17.1 This Lease does not grant any rights to light and air.

                               ARTICLE 18: DEFAULT

         18.1 Each of the following, whether occurring before or after the Commencement Date, shall be deemed a default by Tenant and a breach of this Lease (an "Event of Default"): (a) the filing of a petition by or against Tenant for adjudication as a bankrupt, or for reorganization, or for arrangement under any bankruptcy act; (b) the commencement of any action or proceeding for the dissolution or liquidation of Tenant, whether instituted by or against Tenant, or for the appointment of a fiscal agent, receiver or trustee of the property of Tenant under any state of federal statute for relief of debtors; (c) the making by Tenant of an assignment for the benefit of creditors; (d) the filing of a tax lien or a mechanic's lien against any property of Tenant which is not discharged of record or bonded within sixty (60) days of Tenant's having received notice of the same; (e) Tenant's causing or permitting the Premises to be abandoned by Tenant for a period in excess of ten (10) days; (f) failure by Tenant to pay Landlord when due the Basic Rent, the Additional Rent herein reserved, or any other sum by the time required by the terms of this Lease; (h) a failure by Tenant in the performance of any other term, covenant, agreement or condition of this Lease on the part of Tenant to be performed.

         18.2 Notwithstanding any provision in this Lease permitting Tenant to cure any Event of Default within a specified period of time, if Tenant shall Commit an Event of Default (i) in the timely payment of Rent or Additional Rent, and such Event of Default shall continue to be repeated for two (2) consecutive months or for a total of four (4) months in any period of twelve (12) months, or
(ii) in the performance of any particular term, condition or covenant of this Lease more than two times in any period of six (6) months, then, notwithstanding that such Events of Default shall have each been cured within the period after notice, if any, as provided in this lease, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve a written five (5) day notice of termination as provided in Article 19 of this Lease to Tenant without affording to Tenant an opportunity to cure such further Event of Default.

               ARTICLE 19: LANDLORD'S RIGHTS UPON TENANT'S DEFAULT

         19.1 (a) Upon the occurrence of an Event of Default by Tenant, Landlord, upon failure of Tenant to cure a default in the payment of Basic Rent, Additional Rent or any other sum of money due to Landlord hereunder within five
(5) days after notice thereof from Landlord or to cure or diligently commence to cure any other Event of Default within fifteen (15) days after notice thereof from Landlord, may immediately or at any time thereafter, without further notice to Tenant: (i) enter upon the Premises as agent for Tenant, by legal entry, with or without terminating this Lease and do any and all acts as Landlord may deem necessary, proper or convenient to curing such Event of Default, for the account of and at the expense of Tenant, and Tenant agrees to pay Landlord, upon demand, all damages and/or expenses incurred by Landlord in so doing; (ii) Landlord shall have the right to terminate this Lease and Tenant's right to possession of the Premises and take possession of the Premises and remove Tenant, any occupant and any property therefrom, and distrain upon and sell any such property, using any legal means, without being guilty of trespass and without relinquishing any rights of Landlord against Tenant; or (iii) Landlord shall have the right to accelerate the payment of the Basic Rent and Additional Rent for the unexpired portion of the Term (together with any extension period to which Tenant is then bound to exercise of a right of renewal or otherwise) and to recover from Tenant the amount herein covenanted to be paid as Basic Rent and Additional Rent and not then paid (including all accelerated amounts). (b) Landlord shall be entitled to recover damages from Tenant in an amount equal to the amount herein covenanted to be paid as Basic Rent and Additional Rent, together with: (i) all expenses of any proceedings (including, but not limited to, legal expenses and reasonable attorney's fees) which may be necessary in order for Landlord to recover possession of the Premises; and (ii) the expenses of re-renting the Premises, including, but not limited to, any commissions paid to any real estate broker, advertising expenses and the costs of such alterations, repairs, replacements and decoration or re-decoration as Landlord in its sole judgment considers advisable and necessary for the purpose of re-renting the Premises; provided, however, that there shall be credited against the amount of such damages all amounts received by Landlord from such re-renting of the Premises. Landlord shall in no event be liable in any way whatsoever for failure to collect the rent thereof under such re-renting.

         19.2 No act or thing done by Landlord shall be deemed to be an acceptance of Tenant's surrender of the Premises, unless Landlord should execute a written agreement of surrender with Tenant. Tenant's liability hereunder shall not be terminated by the execution of a new lease of the Premises by Landlord. Tenant agrees to pay to Landlord upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained; provided, however, that any expenses incurred by Landlord shall be deemed to be a part of the damages for the month in which they were incurred. Separate actions may be maintained each month by Landlord against Tenant to recover the damages then due, without waiting until the end of the Term to determine the aggregate amount of such damages. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of the eviction of Tenant or Tenant being dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease.

         19.3 Landlord may retain, on account of its damages, any Basic Rent, Additional Rent, Security Deposit or monies received by it from Tenant or others on behalf of Tenant.

         19.4 DELETED.

         19.5 In the event that Tenant is in arrears in payment of Basic Rent or Additional Rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall credited.

         19.6 In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall have the right to obtain an injunction against Tenant with respect to any breach or threatened breach.

              ARTICLE 20: LANDLORD'S REMEDIES CUMULATIVE; EXPENSES

         20.1 All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by this Lease, in equity or at law. For the purposes of any suit brought or based hereon, this Lease may, at the election of Landlord, be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums which mature hereunder.

         20.2 Tenant shall pay, upon demand, all of Landlord's costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder.

                     ARTICLE 21: SUBORDINATION AND ESTOPPEL

         21.1 Tenant agrees that this Lease is subject and subordinate to all ground or underlying leases and to the lien of any mortgages or deed of trust now on or which at any time may be made a lien upon the Real Property, and to all advances made or hereafter to be made upon the security thereof. This subordination provision shall be self operative and no further instrument of subordination shall be required, provided, however, that Tenant agrees to execute and deliver, upon request, such further instrument or instruments confirming this subordination as shall be desired by Landlord or by any mortgagee or proposed mortgagee of the Real Property.Tenant further agrees that at the option of the holder of any mortgage or of the trustee under any deed of trust securing the Real Property, this Lease may be made superior to said mortgage or deed of trust by the insertion therein of a declaration that this Lease is superior.

         21.2 Tenant agrees at any time and from time to time upon not less than ten (10) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord, or to any party designated by Landlord, a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified) and stating the modifications, (b) the dates to which the Basic Rent and Additional Rent have been paid, (c) that there are no Events of Default or events which with the passage of time and failure to cure would become Events of Default (or stating such as may exist), and (d) that there are no breaches by Landlord of its covenants and obliga-tions to Tenant (or stating such as may exist), it being intended that any such statement delivered pursuant to this Section 21.2 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Real Property

                  ARTICLE 22: DAMAGE BY FIRE OR OTHER CASUALTY

         22.1 If the Premises, or any part thereof, shall be damaged by fire or other casualty not arising from the fault or negligence of Tenant or its servants, agents, employees, invitees or licensees: (i) Except as otherwise provided in subsection (ii) hereof, the damage shall be repaired by and at the expense of Landlord and the Basic Rent and Additional Rent until such repairs shall be made shall be equitably abated according to the part of the Premises which is usable by Tenant. Landlord agrees, at its expense, to repair promptly any damage to the Premises, except that Tenant agrees to repair or replace its own furniture, furnishings and equipment. No penalty shall accrue due to an Excusable Delay. (iii) If the Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, or if Landlord's architect certifies that it cannot be repaired within ninety (90) days of the casualty or if Landlord shall decide not to restore or repair the same, or shall decide to demolish the building or to rebuild it, then Landlord shall, within ninety (90) days after such fire or other casualty, give Tenant a notice of such decision, and thereupon the Term shall expire ten (10) days after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. (iv) If Landlord fails to complete the repair and restoration of the Premises within six
(6) months from the date of the casualty (subject to Excusable Delays) then Tenant shall have the right to cancel and terminate this Lease upon the delivery of a notice to Landlord delivered within fifteen (15) days after the expiration of the aforesaid six (6) month period. (v) Landlord agrees that it shall diligently pursue all repair and restoration work required on its part to be completed hereunder.

         22.2 Notwithstanding any of the foregoing provisions of this Article, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Premises or the Building by fire or other cause, by reason of some action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's rents.

         22.3 If the Premises and/or access thereto become partially or totally damaged or destroyed by any casualty not insured against, then Landlord shall have the right to terminate this Lease upon giving the Tenant ten (10) days notice and upon the expiration of said ten (10) day notice period this Lease shall terminate as if such termination date were the Termination Date.

                    ARTICLE 23: MUTUAL WAIVER OF SUBROGATION

         23.1 Landlord hereby waives any and all rights of recovery against Tenant for or arising out of damage to or destruction of the Premises or the Real Property and any other property of Landlord from causes then insured under standard fire and extended coverage insurance policies or endorsements to the extent that its insurance policies then in effect permit such waiver, and Tenant hereby waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of the Premises or the Real Property and any property of Tenant from causes then insured under standard fire and extended coverage insurance policies to the extent that its insurance policies then in effect permit such waiver. If at any time during the Term any insurance carrier which shall have issued a policy to either of the parties covering the Real Property, the Premises or any of the property of Tenant, shall refuse to consent to the waiver of the right of recovery with respect to any loss payable under such policy, or if such carrier shall consent to such waiver only upon the payment of an additional premium (unless such additional premium is voluntarily paid by one of the parties hereto), or shall cancel a consent previously given, or shall cancel or threaten to cancel any policy previously issued and then in full force and effect, then in any such event, the waiver in this Article 23 shall thereupon be of no further force and effect as to the loss, damage or destruction covered by such policy except as hereinafter provided. If, however, at any time thereafter such consent shall be obtained therefor from any existing or any substitute insurance carrier, the waiver hereinabove provided for shall again become effective.

                            ARTICLE 24: CONDEMNATION

         24.1 If the Premises shall be acquired or condemned by eminent domain proceedings, or by giving of a deed in lieu thereof, then and in that event, the Term shall cease and the Lease shall terminate from the date of title-vesting pursuant to such proceeding or agreement and in that event, all Basic Rent and Additional Rent due hereunder shall be apportioned as of that date. If only a portion of the Premises or the Building shall be so acquired or condemned, this Lease shall cease and terminate at Landlord's option, and if such option is not exercised by Landlord, an equitable adjustment of the Basic Rent and Additional Rent payable by Tenant for the remaining portion of the Premises shall be made. In the event of a termination under this Article 24.1, Tenant shall have no claim against Landlord for the value of any unexpired Term and Tenant shall have no claim against Landlord, other than for the adjustment of the Basic Rent and Additional Rent as hereinbefore mentioned, or be entitled to any portion of any amount that may be awarded as damages or paid as a result of such proceedings or as the result of any agreement made by the condemning authority with Landlord; except that, and provided that such is not contrary to the prior provisions of this sentence, Tenant shall have all rights, in law or equity, for protecting, settling and recovering from the condemning authority all damages, expenses or losses resulting directly from the exercising of the power of condemnation or eminent domain upon the Premises.

                    ARTICLE 25: CHANGES SURROUNDING BUILDING

         25.1 This Lease shall not be affected or impaired by any change in any sidewalk, alley or street adjacent to or around the building, except as provided in Article 24.

         25.2 All walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), except the inside surfaces thereof; any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan room, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair are reserved to Landlord.

         25.3 Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduit within the demising walls, bearing columns and ceilings of the Premises.

                               ARTICLE 26: NOTICES

         26.1 Notices by either party to the other shall be in writing and shall be sent by registered or certified mail addressed to Landlord or Tenant at their respective addresses hereinabove set forth, or to such other address as either party shall hereafter designate by notice as aforesaid. All notices properly addressed shall be deemed served seven (7) days after the date of mailing, except that notice of change of address shall not be deemed served until received by the addressee.

                              ARTICLE 27: NO WAIVER

         27.1 No waiver by Landlord of any breach by Tenant of any of the terms, covenants, agreements or conditions of this Lease shall be deemed to constitute a waiver of any succeeding breach thereof, or a waiver of any breach of any of the terms, covenants, agreements and conditions herein contained.

         27.2 No employee of Landlord or of Landlord's agents shall have any authority to accept the keys of the Premises prior to the Termination Date and the delivery of keys to any employee of Landlord or Landlord's agents shall not operate as an acceptance of a termination of this Lease or an acceptance of a surrender of the Premises.

         27.3 The receipt by Landlord of the Basic Rent and Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Basic Rent or a lesser amount of the Additional Rent then due shall be deemed to be other than on account of the earliest stipulated amount then due, nor shall any endorsement or statement on any check or any letter or other instrument accompanying any check or payment as Basic Rent or Additional Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Basic Rent or Additional Rent or pursue any other remedy provided in this Lease.

         27.4 The failure of Landlord to enforce any of the Rules or Regulations as may be set by Landlord from time to time against Tenant or against any other tenant in the Building shall not be deemed a waiver of any such Rule or Regulation.

                     ARTICLE 28: LANDLORD'S RESERVED RIGHTS

         28.1 (a) Landlord reserves the following rights: (i) If during or prior to the last ninety (90) days of the Term Tenant vacates the premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy and, (ii) To have pass keys to the Premises. (b) Landlord may enter upon the Premises and may exercise either of the foregoing rights hereby reserved without being deemed to have caused an eviction or disturbance of Tenant's use and possession of the Premises and without being liable in any manner to Tenant. All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building facilities, and the use hereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Landlord. Landlord also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Premises. Nothing contained in this Article shall impose any obligation upon Landlord with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

                        ARTICLE 29: LANDLORD'S LIABILITY

         29.1 Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of Tenant's property or of property of any other person, irrespective of the cause of such injury, damage or loss, unless caused by or due to the negligence of Landlord, its servants, agents or employees without contributory negligence on the part of Tenant, it being understood that no property, other than such as might normally be brought upon or kept in the Premises as incident to the reasonable use of the Premises for the purposes herein permitted, shall be brought upon or be kept in the Premises.

         29.2 Tenant agrees to take such steps as it may deem necessary and adequate for the protection of itself, and its servants, agents, employees, invitees and licensees and the property of the foregoing, by insurance, as a self-insurer or otherwise.

                         ARTICLE 30: TENANT'S LIABILITY

         30.1 Tenant shall indemnify and hold Landlord and its agent and employees harmless from and against (a) any and all claims (i) arising from (x) the conduct or management of the Premises except for Landlord's negligence or of any business therein, or (y) any work or thing whatsoever done, or any condition created (other than by Landlord for Landlord's or Tenant's account) in or about the Premises during the term of this Lease and during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises (including but not limited to damage to persons or property caused by moving Tenant's Property or other property of Tenant in or out of the Building, or by the installation or removal of Tenant's Property), or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, or (iii) by reason of any breach, violation or nonperformance by Tenant, its agents, servants, employees, invitees or licensees of any covenant or provision of this Lease, and (b) all costs, expenses (including reasonable attorney fees), damages and liabilities incurred in or in connection with each such claim or action or proceeding b'rought thereon. In case of any action or proceeding by Tenant brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding. Any such costs, expenses, damages and liabilities shall be deemed Additional Rent, due in the next calendar month after it is incurred. The provisions of this Article shall survive the termination of this Lease.

                         ARTICLE 31: TENANT'S INSURANCE

         31.1 Notwithstanding the agreement in paragraph 29.2 above, and in addition thereto, Tenant covenants to provide on or before the Commencement Date for the benefit of Landlord, the Managing Agent and Tenant tend naming Landlord, Tenant and any Managing Agent of the Property as insured parties) a comprehensive policy of liability insurance protecting Landlord and Tenant against any liability whatsoever occasioned by accident on or about the Premises or any appurtenances thereto. Such policy is to be written by insurance companies qualified to do business in the State of New Jersey and the limits of liability hereunder shall not be less than the amount of One Million Dollars ($1,000,000.00) in respect of any one person, in respect of any one occurrence, and in respect of property damage. Such insurance may be carried under a blanket policy covering the Premises and other locations of Tenant, if any.

         31.2 Prior to the time such insurance is first required by this Article 31 to be carried by Tenant, and hereafter, at least fifteen (15) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance, provided said certificate contains an endorsement that such insurance may not be cancelled except upon thirty (30) days notice to Landlord, together with evidence of payment for the policy.

         31.3 Upon failure at any time on the part of tenant to procure and deliver to Landlord the policy or certificate of insurance, as hereinabove provided, stamped "Premium Paid" by the issuing company at least fifteen (15) days before the expiration of the prior insurance policy or certificate, if any, or to pay the premiums therefor, Landlord shall be at liberty, from time to time, as often as such failure shall occur, to procure such insurance and to pay the premium therefor, and any sums paid for insurance by Landlord shall be and become, and are hereby declared, to be Additional Rent hereunder for the collection of which Landlord shall have all the remedies provided for in this Lease or by law for the collection of rent. Payment by Landlord of such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release the default of Tenant with respect thereto. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a default hereunder entitling Landlord by exercise any or all of the remedies as provided in this Lease in the event of an Event of Default.

                          ARTICLE 32: MECHANIC'S LIENS

         32.1 Any mechanics' lien filed against the Real Property for work claimed to have been done for, or materials claimed to have been furnished to Tenant shall be bonded by Tenant within thirty (30) days after notice of filing at Tenant's expense.

                    ARTICLE 33: NOTICE OF FIRE AND ACCIDENTS

         33.1 Tenant shall give Landlord immediate notice in case of fire or accident on the Premises, or, if involving Tenant, its servants, agents, employees, invitees or licensees, in the Building or on the Real Property.

                       ARTICLE 34: DEFINITION OF LANDLORD

         34.1 The term "Landlord" as used in this Lease means only the owner for the time being of the Real Property or the owner of a lease of the Real Property. In the event of any transfer of title to or lease of the Real Property, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and this Lease shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest.

         34.2 NO PERSONAL LIABILITY. Landlord shall be under no personal liability with respect to any of the provisions of this Lease including, but not limited to, defects in construction, and if Landlord is in breach or default with respect to its obligations or otherwise, Tenant shall look solely to the equity of Landlord in the Real Property for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions and obligations of this Lease shall in no event exceed the loss of its equity in the Real Property.

                               ARTICLE 35: DELETED

                              ARTICLE 36: DIRECTORY

         36.1 Landlord shall furnish and service at the entrance of the Building a directory, listing therein such reasonable and customary number of names that Tenant may from time to time request to be listed in such directory.

                            ARTICLE 37: MISCELLANEOUS

         37.1 ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties, and any attempt hereafter made to change, modify, discharge or effect an abandonment of it in whole or in part shall be void and ineffective unless in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

         37.2 JURY TRIAL WAIVER. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim, injury or damage, or any emergency or statutory remedy.

         37.3 FORCE MAJEURE. If, by reason of an Excusable Delay, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay Basic Rent and Additional Rent hereunder shall in no way be affected, impaired or excused, unless otherwise provided in this Lease.

         37.4 BROKER. Tenant represents that it has not dealt with any real estate broker in connection with this Lease, other than the Broker. Tenant indemnifies and holds Landlord harmless of and from any and all claims, liabilities, costs or damages Landlord may incur as a result of a breach of this representation.

         37.5 SEPARABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by law.

         37.6 INTERPRETATION. (a) Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of covenants. (b) Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires. (c) All pronouns and any variations thereof shall be deemed to refer to the neuter, masculine, feminine, singular or plural as the identity of the Tenant requires. (d) This Lease shall be strictly construed neither against Landlord nor Tenant. No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies in law or equity as otherwise specifically provided. Each provision hereof shall be deemed both a covenant and a condition and shall run with the land. (e) If, and to the extent that, any of the provisions of any rider to this Lease conflict or are otherwise inconsistent with any of the preceding provisions of this Lease, or of the Rules and Regulations appended to this Lease, whether or not such inconsistency is expressly noted in the rider, the provisions of the rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency. (f) Tenant agrees that all of Tenant's covenants and agreements herein contained providing for the payment of money and Tenant's covenant to remove mechanic's liens shall be deemed conditions as well as covenants, and that if default be made in any such covenants, Landlord shall have all of the rights provided for herein. (g) The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease. (h) The covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of Landlord, its successors add assigns, and Tenant, its successors and assigns except as otherwise provided herein. (i) It is further understood and agreed that wherever the provisions of this Lease require that Landlord shall approve or consent, Landlord agrees not to unreasonably withhold or delay such prompt approval and consent and wherever Tenant is required to do anything to the satisfaction of Landlord it shall be deemed except as set forth in Article 12 that reasonable satisfaction of Landlord will be sufficient; provided that Landlord shall not be deemed to have unreasonably withheld or delayed its consent or approval if such consent or approval shall be subject to the consent or approval of any ground lessor or mortgagee by the terms of the instrument creating such interest, and such ground lessor or mortgagee shall have refused to, or delayed in, giving the same. (j) This Lease has been executed and delivered in the State of New Jersey and shall be construed in accordance with the law of the State of New Jersey, and Landlord and Tenant acknowledge that all of the applicable law of the State of New Jersey is superimposed on the rights, duties and obligations of Landlord and Tenant hereunder and this Lease shall not otherwise provide that which such law prohibits. (k) Landlord has made no representations or promises with respect to the Premises or the Real Property, except as expressly contained herein. Landlord shall supply, at its sole cost and expense Building Standard Materials, in Tenant's choice of Building Standard Colors, as outlined on Exhibit B attached hereto and made a part hereof. Tenant has inspected the Premises and agrees to take the same in an "as is" condition, except as otherwise expressly set forth. Landlord shall have no obligation, except as herein set forth, to do any work in and to the Premises to render them ready for occupancy and use by Tenant.

         37.7 NO OPTION. The submission of this Lease for examination does not constitute a reservation of, or option for the Premises and this Lease shall become effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

         37.8 AIR, WATER AND GROUND POLLUTION. Tenant expressly covenants and agrees to indemnify, defend, and save Landlord harmless against any claim, damage, liability, costs, penalties, or fines which Landlord may suffer as a result of Air, Water or Ground Pollution (hereinafter referred to as "Pollu-tion") caused by Tenant in its use of the Premises. Tenant covenants and agrees to notify Landlord immediately of any claim or notice served upon it with respect to any such claim Tenant is causing Pollution; and Tenant, in any event, will take immediate steps to halt, remedy or cure any Pollution caused by Tenant by its use of the Premises. The foregoing covenant shall survive the expiration or termination of the within Lease. Without limiting anything hereinabove contained in this Article 37, Tenant expressly covenants and agrees to fully comply with the provisions of the New Jersey Environmental Clean Up Responsibility Act (N.J.S.A. 13:1K-6, et seq.) hereinafter referred to as "ECRA", and all regulations promulgated thereto prior to the expiration or earlier termination of the within Lease. In the event evidence of such compliance is not delivered to Landlord prior to surrender of the Premises by Tenant to Landlord, it is understood and agreed that Tenant shall be liable to pay Basic Rent and all Additional Rents to Landlord from the date of surrender until such time as evidence of compliance with ECRA has been delivered to Landlord. The within covenant shall survive the expiration or earlier termination of the Lease term.

         37.9 Tenant shall not record this Lease or a memorandum thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.

WITNESS:                                   LANDLORD:
                                           SUTMAN ASSOCIATES

/s/ GAIL A. WHITEFRIED                     By: /s/ HAROLD G. STERLING
-----------------------------------           ----------------------------------
                                              HAROLD G. STERLING,
                                                            General Partner

ATTEST:                                    TENANT:
                                           AMERICAN INTERNATIONAL RECOVERY, INC.

/s/ [ILLEGIBLE]                            By: /s/ [ILLEGIBLE]
-----------------------------------           ----------------------------------
                                                                       President

         RIDER TO LEASE DATED MARCH 1, 1988 between SUTMAN ASSOCIATES as LANDLORD and AMERICAN INTERNATIONAL ADJUSTMENT COMPANY, INC. as TENANT.

         38.0 PARKING. Landlord shall provide thirty-eight parking spaces for the non-exclusive use of Tenant's employees. If Tenant takes additional space in the Building, Landlord shall provide additional parking space at the rate of one
(l) additional parking space for each two hundred fifty (250) square feet of additional Useable Area of the Premises.

         39.0 OPTION TO RENEW. Provided the Lease has not been previously terminated, Tenant is occupying the Premises and Tenant is not then in default under the terms, covenants, conditions, provisions or agreements of the Lease, Tenant shall have the option to extend the Lease for all, but not less than all, of the premises thereunder for the term of five (5) years ("Extended Term") commencing on the date immediately after the Termination Date of the Lease, provided Tenant gives written notice of its election to extend the term of the Lease no later than nine (9) months prior to the Termination Date.

         If Tenant exercises the option to extend the Lease granted hereunder, the amount of Basic Rent to be paid by Tenant for the Extended Term shall be an amount equal to One Dollar per square rentable foot less than the Market Value Rent (as hereinafter defined) of the Premises. The term "Market Value Rent" shall mean the annual fair market rental value of the Premises as of the Determination Date (as hereinafter defined), reduced by a value adequate to offset the fact that the Base Years for calculation of Additional Rent pursuant to Article VII of the Lease, are to remain unchanged and that Additional Rental as calculated under said Article shall continue to be paid by Tenant. Tenant agrees to continue paying Additional Rent pursuant to Article VII of the Lease as stated in the preceding sentence. Provided, however, in no event shall the Basic Rent for the Extended Term be less than the Basic Rent for the initial term. For purposes thereof, "Determination Date" shall mean the date which is three (3) months prior to the commencement of the Extended Term.

         The initial determination of Market Value Rent shall be made by Landlord. Landlord shall give notice to Tenant of the proposed Market Value Rent at least three (3) months prior to the Determination Date. If Landlord and Tenant shall fail to agree upon the Market Value Rent proposed by Landlord on or before the date which is fifteen (15) days prior to the Determination Date, then Landlord and Tenant shall give notice to the other setting forth the names and addresses of an arbitrator (as hereinafter qualified) designed by the party giving such notice. If either party shall fail to give notice of such designation, then the arbitrator chosen shall make the determination alone. If two arbitrators have been designed, such two arbitrators may consult with each other and shall, prior to the Determination Date, make their determinations of Market Value Rent in writing, and give notice thereof to each other and to Landlord and Tenant. Such two arbitrators shall have fifteen (15) days after receipt of notice of each other's determinations to confer with each other and to attempt to reach agreement as to the determination of Market Value Rent. If such two arbitrators shall concur as to the determination of Market Value Rent, such concurrence shall be final and binding upon Landlord and Tenant. If such two arbitrators shall fail to concur, then such two arbitrators shall immediately designate a third arbitrator. If the two arbitrators shall fail to agree upon the designated of such third arbitrator within eight (8) days of the Determination Date, then either party may apply to the American Arbitration Association or any successor thereto having jurisdiction, for the designation of such arbitrator. All arbitrators shall be real estate appraisers or consultants who shall have had at least fifteen (15) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in Morris County, New Jersey. The third arbitrator shall conduct such hearings and investigations as he may deem appropriate and shall, within fifteen (15) days after the Determination Date (or the date of designation of the third arbitrator if designed by the American Arbitration Association) choose one of the determinations of the two arbitrators originally selected by the parties and that choice by the third arbitrator shall be binding upon Landlord and Tenant, provided Tenant shall have five (5) days thereafter to rescind its written notice of election or extend the Lease for the Extended Term. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration hereunder, including the expenses and fees of any arbitrator selected by it in accordance with the above provisions, and the parties shall share equally all other expenses and fees of any such arbitration. The determination rendered in accordance with the above provisions shall be final and binding in fixing the Market Value Rent. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease.

         If for any reason the Market Value Rent shall not have been determined prior to the date upon which the change in Basic Rent was to become effective, then until the Market Value Rent and accordingly, the Basic Rent shall have been finally determined in respect of any period for which such a determination is to be made, the Basic Rent and all Additional Rent payable subsequent to the date upon which the rent change being determined was to become effective shall be equal to the Basic Rent and all Additional Rent in effect on the last day immediately prior to such date. Upon such final determination, an appropriate adjustment shall be made promptly reflecting such final determination and Tenant shall promptly pay to Landlord any deficiency between the amount of Basic Rent determined to have been payable by Tenant from the new commencement date and the amount Tenant actually paid Landlord prior to such final determination.

         40.0 LANDLORD'S CONSENT REQUIREMENTS. As used herein, the term "Landlord's Consent Requirements" shall mean the following minimum requirements which must be met by Tenant before Landlord shall consent to an assignment or subletting of all or part of the Premises: (a) An assignment or subletting at any one time to no more than one subtenant or assignee. (b) An assignment or subletting for not less than 5000 rentable square feet. (c) An assignment or subletting for a term of not less than two years (unless the unexpired Term of this Lease shall be less than one year, in which event for the unexpired portion of such Term). (d) An assignment or subletting to a then-current tenant or occupant of the Building, if there is available in the Building any vacant space of a size sufficient to satisfy such tenant's or occupant's requirements, provided that the required space shall be in excess of 5000 rentable square feet.

                       BUILDING MAINTENANCE SPECIFICATIONS


A.      GENERAL (Five Nights Per Week)

        1. All ceramic tile and other unwaxed flooring to be swept nightly and washed as necessary.

        2. All composition tile to be swept. In sweeping, all furniture to be moved when necessary to reach inaccessible areas.

        3.  All carpeting, rugs and upholstered furniture to be vacuumed.

        4. All furniture, fixtures, pictures, ledges, chair rails and other furniture and window sills to be hand-dusted and cleaned. All window sills to be washed when necessary.

        5.  All ash trays to be emptied and damp-wiped clean.

        6. All waste receptacles to be emptied and refuse removed to a designated area of the Building.

        7. Interiors of all waste disposal cans and baskets will be kept clean by inserting a plastic liner in each. Wash disposal units and replace liners upon request.

        8.  All water coolers to be washed.

        9. All door louvres and other ventilating louvres within reach to be hand-dusted.

        10. All telephones to be hand-dusted.

        11. All bright work to be wiped clean and polished.

        12. All fingerprints and smudges to be removed from painted vertical surfaces whenever and wherever practicable.

        13. All stairways to be swept and dusted nightly and mopped or scrubbed weekly.

        14. The elevators to be swept, dusted, washed nightly and waxed as necessary.

B.      LAVATORIES (Five Nights Per Week)

        1. All lavatory rooms to be swept and washed nightly with Phenolic or Quaternary disinfectant and power machine scrubbed monthly.

        2. All mirrors, shelves, bright work and enameled surfaces in lavatories to be washed and polished.

        3. All basins, bowls and urinals to be sour-washed with a Phenolic or Quaternary disinfectant.

        4.  All toilet seats to be sour-washed and disinfected.

        5. All partitions, tile walls, dispensers and receptacles to be hand-dusted and washed when necessary.

        6. Landlord to furnish paper towels, toilet tissue, hand soap and sanitary napkins. Units should be checked and replenished daily.

        7.  All paper towel receptacles to be emptied.

        8.  All sanitary napkin disposal receptacles to be emptied.

        9. All wash tile and stall surfaces to be washed and polished as often as necessary.

C.       HIGH DUSTING

        1. All pictures, frames, charts, graphs and similar wall hangings not reached in daily cleaning to be dusted at least twice per month.

        2. All vertical surfaces such as walls, partitions, doors, bucks and other surfaces not reached in daily cleaning to be dusted at least twice per month.

        3. All pipes, ventilating and air conditional louvres, ducts, high moldings and other high areas not reached in daily cleaning to be dusted at least once per month.

D.       LOBBY

        1.  Floors of entrance lobby to be swept and washed as necessary

        2.  Lobby wall surfaces to be hand-dusted as often as necessary.

                                 RULES AND REGULATIONS

         1. Tenant shall not obstruct or permit its employees, agents, servants, invitees or licensees to obstruct, in any way, the sidewalks, entry passages, corridors, halls stairways or elevators of the Building, or use the same in any way other than as a means of passage to and from the offices of Tenant; bring in, store, test or use any materials in the Building which could cause a fire or an explosion or produce any fumes or vapor; make or permit any improper noises in the Building; smoke in any elevator; throw substances of any kind out of windows or doors, or down the passages of the Building, or in the halls or passageways; sit on or place anything upon the window sills; or clean the windows.

         2. Water closets and urinals shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

         3. The windows, doors, partitions and lights that reflect or admit light into the halls or other places of the Building shall not be obstructed. NO SIGNS, ADVERTISEMENTS OR NOTICES SHALL BE INSCRIBED, PAINTED, AFFIXED OR DISPLAYED IN, ON, UPON OR BEHIND ANY WINDOWS, except as may be required by law or agreed upon by the parties; and no sign, advertisement or notice shall be inscribed, painted or affixed on any doors, partitions or other part of the inside of the Building, without the prior written consent of Landlord. If such consent be given by Landlord, any such sign, advertisement, or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the cost of the same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

         4. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant, not shall any vending machine of any kind be installed in the Building, without the prior written consent of Landlord.

         5. When electric wiring of any kind is introduced it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord. The number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be approved by Landlord. No tenant shall lay floor covering so that the same shall be in direct contact with the floor of the Premises; and if floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, the use of cement or other similar adhesive material being expressly prohibited.

         6. Landlord shall have the right to prescribe the weight, size and position of all safes and other bulky or heavy equipment and all freight brought into the Building by any tenant; and the time of moving the same in and out of the Building. All such moving shall be done under the supervision of Landlord. Landlord will not be responsible for loss of or damage to any such equipment or freight from any cause; but all damage done to the Building by moving or maintaining any such equipment or freight shall be repaired at the expense of Tenant. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Tenant shall not place a load upon any floor of the Premises that exceeds the floor load per square foot that such floor was designed to carry and which is allowed by certificate, rule, regulation, permit or law. Subject to the terms of the preceding sentence, if Tenant wishes to place any safes or vaults in the premises, it may do so at its own expense, provided the floor load capacity is, in landlord's judgment, sufficient and landlord reserves the right to prescribe their weight and position.

         7. No machinery of any kind or articles of unusual weight or size will be allowed in the Building, without the prior written consent of Landlord. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in setting sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance to other tenants.

         8. No additional lock or locks shall be placed by Tenant on any door in the Building, without the prior written consent of Landlord. Two keys will initially be furnished to Tenant by Landlord; two additional keys will be supplied to Tenant by Landlord, upon request, without charge; any additional keys requested by Tenant shall be paid for by Tenant. Tenant, its agents and employees, shall not have any duplicate key made and shall not change any lock. All keys to doors and washrooms shall be returned to Landlord on or before the Termination Date, and, in the event of a loss of any keys furnished, Tenant shall pay Landlord the cost thereof.

         9. Tenant shall not employ any person or persons for the purpose of cleaning the Premises, without the prior written consent of Landlord. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage done to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

         10. No bicycles, vehicles or animals of any shall be brought into or kept in or about the Premises.

         11. The requirements of Tenant will be attended to only upon application at the office of Landlord. Employees of Landlord shall not perform any work for Tenant or do anything outside of their regular duties, unless under special instructions from Landlord.

         12. The Premises shall not be used for lodging or sleeping purposes, and cooking therein prohibited.

         13. Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises; manufacture of store goods, wares or merchandise upon the Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Premises to be used for gambling; make any unusual noises in the Building; permit to be played any musical instrument in the Premises; permit to be played any radio, television, recorded or wired music in such a loud manner as to disturb or annoy other tenants; or permit any unusual odors to be produced upon the Premises.

         14. Between 6:00 P.M. and 8.00 A.M. on weekdays, before 8:00 A.M. and after 1:00 P.M. on Saturdays, and all day Sunday and Building Holidays, the Building is closed. Landlord reserves the right to exclude from the Building during such periods all persons who do not present a pass to the Building signed by Tenant. Each Tenant shall be responsible for all persons to whom such passes are issued and shall be liable to Landlord for all acts of such persons.

         15. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such curtains, blinds and shades must be a quality, type, design, and color, and attached in a manner approved by Landlord.

         16. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

         17. There shall not be used in the Premises or in the Building either by Tenant or by others in the delivery or receipt of merchandise, supplies or equipment, any hand trucks except those equipped with rubber tires and side guards. No hand trucks will be allowed in passenger elevators.

         18. Each Tenant, before closing and leaving the Premises, shall ensure that all windows are closed and all entrance doors locked.

         19. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         20. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building: (a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;
(b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing; (c) the right to install and maintain a sign or signs on the exterior of the Building; (d) the exclusive right to use or dispose of the sue of the roof of the Building; (e) the right to limit the space on the directory of the Building to be allotted to Tenant; (f) the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

         21. Tenant shall list all articles to be taken from the Building (other than those taken out in the usual course of business of Tenant) on Tenant's letterhead, or a blank which will be furnished by Landlord. Such list shall be presented at the office of the Building for approval before such articles are taken from the Building.

         22. Unless Exhibit "B" of the Lease shall designate Parking Spaces for Tenant's exclusive use, Tenant shall have the non-exclusive right to use in common with Landlord and other tenants of the Building and their employees and invitees the parking area provided by Landlord for the parking of passenger automobiles, other than parking spaces specifically allocated to others by Landlord. Landlord may issue parking permits, install a gate system, and impose any other system as Landlord deems necessary for the use of the parking area. Tenant agrees that it and its employees and invitees shall not park their automobiles in parking spaces allocated to others by Landlord and shall comply with such rules and regulations for use of the parking area as Landlord may from time to time prescribe. Landlord shall not be responsible for any damage to or theft of any vehicle in the parking area and shall not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking area. Landlord reserves the right to change any existing or future parking area, roads or driveways, and may make any repairs or alterations it deems necessary to the parking area, roads and driveways and to temporarily revoke or modify the parking rights granted to Tenant hereunder.

         23. Tenant shall not use the Premises or permit the Premises to be used for the sale of food or beverages

                              FIRST AMENDMENT OF LEASE

         THIS AGREEMENT made as of the 29th day of March, 1989, between SUTMAN ASSOCIATES, a New Jersey Limited Partnership, having an office and principal place of business at 1373 Broad Street, Clifton, New Jersey (hereinafter called "Landlord") and AMERICAN INTERNATIONAL RECOVERY, INC., a corporation, having an office and principal place of business at 70 Pine Street, New York, New York (hereinafter called "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant heretofore entered into a lease dated March 14, 1988 (the "Lease") covering a portion of the second (2nd) floor in the building known as SUTTON CROSSROADS, located at 7 Ridgedale Avenue, Cedar Knolls, New Jersey (the "Premises") at the annual rental and upon the other terms, provisions, covenants, conditions and agreements more particularly set forth therein;

         WHEREAS, Landlord and Tenant heretofore entered into a Letter Agreement dated July 12, 1988, wherein the Premises were relocated to the First Floor of the Building; and

         WHEREAS, Tenant is desirous of hiring from Landlord and Landlord is desirous of leasing to Tenant, additional office space located on the First
(1st) floor of the Building;

         NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid by each of the parties to the other, receipt whereof is hereby acknowledged, and other good and valuable consideration including the covenants and undertakings hereinafter contained, the parties agree as follows:

         FIRST: The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the portion of the First (1st) floor in the Building shown (i.e., cross-hatched in red) on the plan attached hereto and made a part hereof, consisting of approximately 6,336 rentable square feet (the "Additional Space"). The Tenant shall occupy a total of 16,038 square feet on the First (1st) floor.

         SECOND: The term of the Lease for the Additional Space shall commence on May 1, 1989, or occupancy, whichever is later, and end on September 30, 1995, both dates inclusive, at the additional annual rental of One Hundred One Thousand Fifty Nine and 20/100 Dollars ($101,059.20). The total annual rental payable by Tenant in accordance with the terms of the Lease, as amended herein, sha11 be Two Hundred Fifty-Five Thousand Eight Hundred Eleven and 20/100 Dollars ($255,,311.20) payable in equal monthly installments of Twenty One Thousand Three Hundred Seventeen and 60/100 Dollars ($21,317.60). The Tenant shal1 have two (2) free months from May 1, 1989, or occupancy, whichever is later.

         THIRD: For the purposes of computing any increase or decrease of rent hereinabove reserved covering the Additional Space by reason of any increase or decrease in Real Estate Taxes or Operating Expenses pursuant to the provisions of Article 7 of the Lease, Tenant's proportionate share of any such increase or decrease in Real Estate Taxes and/or Operating Expense shall be increased from 15.65% to 25.87%.

         FOURTH: The parties recognize and acknowledge that Garner Simson Associates, Inc., was the real estate broker responsible for consummating this First Amendment of Lease; commission hereon shall be paid by Landlord in accordance with the terms of a separate agreement with Broker.

         FIFTH: Tenant's parking spaces shall be increased from 38 to 60 spaces. If Landlord grants reserved parking, Tenant shall receive their proportionate share of the reserved spaces.

         SIXTH: Landlord and Tenant agree that the Premises are demised in an "AS IS" condition, except that Landlord will build the Additional Space and do all the changes indicated on the plans dated MARCH 3, 1989, at Landlord's sole cost and expense. Landlord further agrees to pay for a11 construction drawings required to build out the premises.

         The Tenant agrees that the plans and specifications will be delivered to the Landlord, not later than March 14, 1989. Said plans are subject to Landlord's written approval, which approval shall not be unreasonably withheld. Within fifteen (15) days after notification from Landlord of any objections to Tenant's plans, Tenant shall submit to Landlord, new plans curing Landlord's objections.

         The parties further covenant and agree that Tenant may use and occupy the Additional Premises from and after such date as a Certificate of Occupancy therefor (either permanent or temporary) is obtained from the municipality under all of the terms, covenants, conditions, provisions and agreements of the Lease, except for the payment of the Basic Rent (but including the payment of electrica1 charges as set forth in Article 15 of the Lease). As of May 1, 1989, or after two (2) months of occupancy, whichever is Later, Tenant sha1l pay the Basic Rent and all of the other terms, covenants and conditions of the Lease shall continue in full force and effect.

         SEVENTH: It is covenanted and agreed that, the Base year for Real Estate Taxes and Operating Expense, both as set forth in Article 7 of the Lease, shall be 1989.

         EIGHTH: All other terms, covenants, conditions, provisions and agreements contained in the Lease shall apply to this First Amendment of Lease with the same force and effect as if the same had been set forth in full, except as herein otherwise expressly provided or modified.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto the day and year first written above.

WITNESS:                                  LANDLORD:
                                          SUTMAN ASSOCIATES

/s/ GAIL A. WHITEFIELD                    By: /s/ HAROLD G. STERLING
-----------------------------------          ----------------------------------
Gail A. Whitefield                           HAROLD G. STERLING, General Partner

WITNESS:                                  TENANT:
                                          AMERICAN INTERNATIONAL RECOVERY, INC.

                                          By: /s/ [ILLEGIBLE]
-----------------------------------          ----------------------------------

-----------------------------------

                            SECOND AMENDMENT OF LEASE

         THIS AGREEMENT, made as of the 30th day of June, 1995, between SUTMAN ASSOCIATES, a New Jersey Partnership, having an office and principal place of business at 1373 Broad Street, Clifton, New Jersey (hereinafter called "Landlord"), and AMERICAN INTERNATIONAL RECOVERY, INC., a corporation, having an office and principal place of business at 70 Pine Street, New York, New York (hereinafter called "Tenant").

                              W I T N E S S E T H:


         WHEREAS, Landlord and Tenant heretofore entered into an Agreement of Lease, dated March 14, 1988, (the "Lease"), demising a portion of the second
(2nd) floor in the Building known as Sutton Crossroads, located at 7 Ridgedale Avenue, Cedar Knolls, New Jersey (the "Building") at the annual rent, for the term, and upon the other terms, provisions, covenants, conditions and agreements more particularly set forth therein; and

         WHEREAS, Landlord and Tenant heretofore entered into a Letter Agreement, dated July 12, 1988, wherein the premises were relocated to the First Floor of the Building; and

         WHEREAS, on March 29, 1989, Landlord and Tenant entered in the First Amendment to Lease, wherein Landlord demised to Tenant additional premises on the first (1st) floor of the Building; and

         WHEREAS, Tenant is desirous of extending the Term of the Lease for an additional five (5) year period and Landlord has agreed to such extension.

         NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) paid by each of the parties to the other, receipt whereof is hereby acknowledged, and other good and valuable consideration including the covenants and undertakings hereinafter contained, the parties agree as follows:

         FIRST: The parties covenant and agree that for the purpose of this Second Amendment of Lease, the total space occupied by Tenant (the "Premises") is 16,038 Rentable Square Feet.

         SECOND: Tenant herein exercises its Option to Renew as set forth in
Article 39 of the Lease, extending the Term of the Lease, and the parties covenant and agree that the Term of the Lease for the present Premises shall be extended for an additional term of five (5) years, so that the Lease shall now expire on September 30, 2000. The Basic Rent for the Premises for this renewal term shall be Two Hundred Forty Thousand, Five Hundred Seventy and 00/100 ($240,570.00) Dollars per annum, payable in equal monthly installments of Twenty Thousand, Forty-Seven and 50/100 ($20,047.50) Dollars each. The Basic Rent, as set forth above, shall be paid commencing July 1, 1995 (in lieu of the Basic Rent payable under the original Lease Provisions).

         THIRD: Tenant's Proportionate Share shall be 25.87%.

         FOURTH: Modifying the provisions of Article 7 of the Lease, it is agreed that, effective July 1, 1995, the Base Year for the calculation of escalation charges shall be changed to 1995. However, Tenant shall pay all current escalation costs, as set forth in Article 7, for the period from January 1, 1995 through June 30, 1995.

         FIFTH: Landlord, at its sole cost and expense, shall provide the work, labor, materials and installations in the Premises as set forth on Preliminary Layout #1, prepared by CHS Planning and Design Corporation, dated 03/01/95, Job #770, (the "Work"). * Landlord, at its cost and expense, shall cause architectural plans to be prepared by Rothe-Johnson Associates, for the Work to be done on behalf of Tenant. All such plans will reflect the work and finishes set forth in Preliminary Layout #1 and are expressly subject to Tenant's written approval which shall not be unreasonably withheld or delayed. Landlord shall cause said plans to be filed, at Landlord's cost, with the appropriate governmental agencies so that a Building Permit will be issued.

         The cost to Landlord of all such Work shall not exceed the sum of $152,361.OO. * NOTWITHSTANDING THE AFOREMENTIONED, THE LANDLORD AGREES NOT TO COMMENCE CONSTRUCTION UNTIL THE LANDLORD RECEIVES FULLY APPROVED PLANS FROM TENANT'S REPRESENTATIVE.

         SIXTH: Modifying the provisions of Article 7.3, there shall be added after "of the Building or such Tenant." (i.e., line 33, page 7), the following sentence: "It is the intention of the parties that all calculations for Operating Expenses for the Base Year and each Operational Year shall be adjusted as if the Building was 100% occupied, if, in actuality, the Building had less than 100% occupancy for such year".

         SEVENTH: Landlord shall use its best efforts to secure from the current, and any future, holder of a superior interest in the Building, a Subordination, Non-Disturbance and Attornment Agreement, in the Lender's standard form of such agreement.

         EIGHTH: Provided that Tenant is not in default under any of the terms, covenants, conditions, provisions and agreements of the Lease, as amended, at the time of the giving of the notice hereunder and on the effective date of cancellation, Tenant shall have the option to cancel and terminate this Lease at the end of the fourth (4th) year of the renewal term (i.e., September 30, 1999) upon the giving of not less than nine (9) months prior written notice. In such event, this Lease shall terminate as of the effective date of said notice and neither party shall have any further rights or obligations to the other, except that Tenant shall be obligated to (a) make such payments as may be required under the provisions of Article 7 of the Lease and (b) make two payments to Landlord, one at the time of the giving of said notice, and one thirty (30) days prior to Tenant's vacating of the Premises, each payment in an amount equal to 50% of (i) the unamortized portion of all Work to be provided by Landlord as set forth in Article FIFTH, amortized over a period of five (5) years, including interest, on the total cost of such Work, at the rate of 10% per annum, and (ii) the unamortized portion of any brokerage commissions previously paid to Pinestarr Realty, Inc. Landlord, upon the completion of all Work set forth in Article FIFTH above, shall provide Tenant with a detailed accounting of all Work.

         NINTH: Option to Extend. Provided the Lease has not been previously terminated, Tenant is occupying the Premises and Tenant is not then in default under the terms, covenants, conditions, provisions or agreements of the Lease (and any time to cure such default has expired), Tenant shall have the Option to Extend the Lease for all, but not less than all, of the Premises hereunder for one term of five (5) years, commencing on the date immediately after the termination date of this First Renewal Term of the Lease as provided in this Second Amendment to Lease. Tenant shall give written notice of its election to extend the Term of the Lease no later than nine (9) months prior to the Termination Date of the First Renewal Term (i.e., January 1, 2000).

         If Tenant exercises the Option to Extend the Lease for the Second Renewal Term of five (5) years the amount of Basic Rent to be paid by Tenant for the Second Renewal Term shall be an amount equal to 95% of the Market Value Rent (as hereinafter defined) of the Premises. All of the other terms, conditions, provisions and agreements of the Lease shall continue in full force and effect.

         The term "Market Value Rent" shall mean the annual fair market rental value of the Premises as of the Determination Date (as hereinafter defined), reduced by a value adequate to offset the fact that the Base Years for calculation of Additional Rent pursuant to Article 7 of the Lease, are to remain unchanged and that Additional Rental as calculated under said Article shall continue to be paid by Tenant. Tenant agrees to continue paying Additional Rent pursuant to Article 7 of the Lease as stated in the preceding sentence.

         Provided, however, in no event shall the Basic Rent (per rentable square foot) for the Second Renewal Term be less than the Basic Rent for the First Renewal Term. For purposes hereof, Determination Date shall mean the date which is three (3) months prior to the Commencement of the Second Renewal Term.

         The initial determination of Market Value Rent shall be made by Landlord. Landlord shall give notice to Tenant of the proposed Market Value Rent at least three (3) months prior to the Determination Date. If Landlord and Tenant shall fail to agree upon the Market Value Rent proposed by Landlord on or before the date which is fifteen (15) days prior to the Determination Date, then Landlord and Tenant shall give notice to the other setting forth the names and addresses of an arbitrator (as hereinafter qualified) designated by the party giving such notice. If either party shall fail to give notice of such designation, then the arbitrator chosen shall make the determination alone. If two arbitrators have been designated, such two arbitrators may consult with each other and shall, prior to the Determination Date, make their determinations of Market Value Rent in writing, and give notice thereof to each other and to Landlord and Tenant. Such two arbitrators shall have fifteen (15) days after receipt of notice of each other's determinations to confer with each other and to attempt to reach agreement as to the determination of Market Value Rent. If such two arbitrators shall concur as to the determination of Market Value Rent, such concurrence shall be final and binding upon Landlord and Tenant. If such two arbitrators shall fail to concur, then such two arbitrators shall immediately designate a third arbitrator. If the two arbitrators shall fail to agree upon the designated of such third arbitrator within eight (8) days of the Determination Date, then either party may apply to the American Arbitration Association or any successor thereto having jurisdiction, for the designation of such arbitrator. All arbitrators shall be real estate appraisers or consultants who shall have had at least fifteen (15) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in Morris County, New Jersey. The third arbitrator shall conduct such hearings and investigations as he may deem appropriate and shall, within fifteen
(15) days after the Determination Date (or the date of designation of the third arbitrator if designed by the American Arbitration Association) choose one of the determinations of the two arbitrators originally selected by the parties and that choice by the third arbitrator shall be binding upon Landlord and Tenant, provided Tenant shall have fifteen (15) days thereafter to rescind its written notice of election or extend the Lease for the Extended Term. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration hereunder, including the expenses and fees of any arbitrator selected by it in accordance with the above provisions, and the parties shall share equally all other expenses and fees of any such arbitration. The determination rendered in accordance with the above provisions shall be final and binding in fixing the Market Value Rent. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease.

         If for any reason the Market Value Rent shall not have been determined prior to the date upon which the change in Basic Rent was to become effective, then until the Market Value Rent and accordingly, the Basic Rent shall have been finally determined in respect of any period for which such a determination is to be made, the Basic Rent and all Additional Rent payable subsequent to the date upon which the rent change being determined was to become effective shall be equal to the Basic Rent and all Additional Rent in effect on the last day immediately prior to such date. Upon such final determination, an appropriate adjustment shall be made promptly reflecting such final determination and Tenant shall promptly pay to Landlord, or have credited against the next rents payable, any deficiency between the amount of Basic Rent determined to have been payable by Tenant from the new commencement date and the amount Tenant actually paid Landlord prior to such final determination.

         TENTH: Tenant shall be granted a second right of refusal on all available space on the first (1st) floor of the Building, subject to all rights thereto of existing tenants on the first (1st) floor.

         ELEVENTH: Tenant represents that it has only dealt with Pine Star Realty and CB Commercial in connection with this Lease Amendment and it has not dealt with any other real estate broker in connection therewith. Landlord, based upon Tenant's representations, agrees that it shall pay Pine Star Realty and CB Commercial commissions in accordance with the provisions of separate agreements between Landlord and Pine Star Realty and CB Commercial. Tenant shall indemnify and hold Landlord harmless of and from any and all claims, liabilities, costs or damages Landlord may incur as a result of a breach of this representation.

         TWELFTH: All other terms, covenants, conditions, provisions and agreements contained in the Lease, as amended, shall apply to this Second Amendment of Lease with the same force and effect as if the same had been set forth in full, except as herein otherwise expressly provided or modified.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto the day and year first above written.



WITNESS:                                   LANDLORD:
                                           SUTMAN ASSOCIATES

                                           By: /s/ HAROLD G. STERLING
-----------------------------------           ----------------------------------
                                              HAROLD G. STERLING,
                                              General Partner

ATTEST:                                    TENANT: AMERICAN INTERNATIONAL
                                                   RECOVERY, INC.



/s/ ELIZABETH M. JACK                      By: /s/ THOMAS A. SPANO
-----------------------------------           ----------------------------------
                                              THOMAS A. SPANO          President